UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22452
First Trust Series Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630)-765-8000
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.

First Trust/Confluence Small Cap Value Fund
FOVAX | Class A
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust/Confluence Small Cap Value Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FOVAX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust/Confluence Small Cap Value Fund - Class A	$152	1.61%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.60%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class A returned -11.39% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class A underperformed its benchmark, the Russell 2000® Index, which returned 14.41% for the same Period.
This underperformance was driven partly by stock selection, but also more importantly by a market environment that strongly favored speculative, lower-quality stocks.
Our investment philosophy is to own high-quality businesses at discounted valuations. We define risk as the probability of a permanent loss of capital. This discipline has historically produced a portfolio with lower beta and typically lower volatility, helping us hold up better in down markets but often causing us to lag when speculative behavior dominates.
The Period followed that pattern.
  First Quarter and Second Quarter: Small caps faced sharp volatility, first from economic and political uncertainty and an artificial intelligence (“AI”)-related sell-off in the first quarter, and then from a sudden tariff shock in the early part of the second quarter that pushed the benchmark into bear-market territory. The Fund held up relatively well during the downturn.
  Second Quarter (post-April 2025 lows) through the Third Quarter: After bottoming in April 2025, small caps rocketed higher, led by high-beta, unprofitable companies (many with little or no revenues) as well as speculative pockets such as junior miners and AI-adjacent businesses tied to power, grid, and infrastructure demand. This momentum-driven rebound extended through the third quarter and favored segments of the market that our quality-focused investment strategy intentionally avoids.
From a stock selection standpoint, our overweight positions in the Consumer Staples and Health Care sectors were the biggest detractors. Consumer holdings, including J&J Snack Foods Corp. and John B. Sanfilippo & Son, Inc. were affected by the tariff environment and saw their top-line growth slow as consumers pulled back on discretionary spending. Health Care holdings, Enovis Corp. and CONMED Corp., experienced some softness as well, compounded by a broader rotation in which investors shunned profitable companies in favor of riskier biotechnology names. On the positive side, RBC Bearings, Inc. continued to deliver strong results and The AZEK Co., Inc. performed well after being acquired by James Hardie. While we cannot predict how long the speculative tone will last, history shows that markets driven by exuberance can reverse quickly. Our focus remains on protecting capital and staying true to our investment approach.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust/Confluence Small Cap Value Fund - Class A (w/max 5.50% sales charge)	-16.25%	1.52%	3.19%
First Trust/Confluence Small Cap Value Fund - Class A (without sales charge)	-11.39%	2.68%	3.78%
Russell 2000® Value Index	9.87%	13.85%	8.66%
Russell 2000® Index	14.41%	11.50%	9.36%
Russell 3000® Index	20.81%	16.74%	14.08%
Visit www.ftportfolios.com/MF/FOVAX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$13,365,462
Total number of portfolio holdings	33
Total advisory fee paid	$0
Portfolio turnover rate	30%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Knowles Corp.	4.9%
Altus Group Ltd.	4.3%
Cavco Industries, Inc.	4.1%
TripAdvisor, Inc.	4.1%
JBT Marel Corp.	4.0%
Stewart Information Services Corp.	3.9%
RBC Bearings, Inc.	3.8%
Hayward Holdings, Inc.	3.8%
Valvoline, Inc.	3.8%
Vontier Corp.	3.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's prospectus, and any applicable supplements at www.ftportfolios.com/fund-documents/MF/FOVAX or upon request at 1-800-621-1675 or info@ftportfolios.com.
On December 8, 2025, the Board of Trustees approved the liquidation of First Trust/Confluence Small Cap Value Fund on or around February 20, 2026 (the “Liquidation Date”). Effective as of market close on February 13, 2026, the Fund will cease accepting purchase orders from new or existing investors. Shareholders may redeem or exchange their shares at any time prior to the Liquidation Date.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FOVAX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust/Confluence Small Cap Value Fund (FOVAX)
First Trust/Confluence Small Cap Value Fund
FOVCX | Class C
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust/Confluence Small Cap Value Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FOVCX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust/Confluence Small Cap Value Fund - Class C	$222	2.36%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 2.35%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class C returned -12.02% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class C underperformed its benchmark, the Russell 2000® Index, which returned 14.41% for the same Period.
This underperformance was driven partly by stock selection, but also more importantly by a market environment that strongly favored speculative, lower-quality stocks.
Our investment philosophy is to own high-quality businesses at discounted valuations. We define risk as the probability of a permanent loss of capital. This discipline has historically produced a portfolio with lower beta and typically lower volatility, helping us hold up better in down markets but often causing us to lag when speculative behavior dominates.
The Period followed that pattern.
  First Quarter and Second Quarter: Small caps faced sharp volatility, first from economic and political uncertainty and an artificial intelligence (“AI”)-related sell-off in the first quarter, and then from a sudden tariff shock in the early part of the second quarter that pushed the benchmark into bear-market territory. The Fund held up relatively well during the downturn.
  Second Quarter (post-April 2025 lows) through the Third Quarter: After bottoming in April 2025, small caps rocketed higher, led by high-beta, unprofitable companies (many with little or no revenues) as well as speculative pockets such as junior miners and AI-adjacent businesses tied to power, grid, and infrastructure demand. This momentum-driven rebound extended through the third quarter and favored segments of the market that our quality-focused investment strategy intentionally avoids.
From a stock selection standpoint, our overweight positions in the Consumer Staples and Health Care sectors were the biggest detractors. Consumer holdings, including J&J Snack Foods Corp. and John B. Sanfilippo & Son, Inc. were affected by the tariff environment and saw their top-line growth slow as consumers pulled back on discretionary spending. Health Care holdings, Enovis Corp. and CONMED Corp., experienced some softness as well, compounded by a broader rotation in which investors shunned profitable companies in favor of riskier biotechnology names. On the positive side, RBC Bearings, Inc. continued to deliver strong results and The AZEK Co., Inc. performed well after being acquired by James Hardie. While we cannot predict how long the speculative tone will last, history shows that markets driven by exuberance can reverse quickly. Our focus remains on protecting capital and staying true to our investment approach.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust/Confluence Small Cap Value Fund - Class C (w/max 1.00% contingent deferred sales charge)	-12.86%	1.99%	3.00%
First Trust/Confluence Small Cap Value Fund - Class C (without sales charge)	-12.02%	1.99%	3.00%
Russell 2000® Value Index	9.87%	13.85%	8.66%
Russell 2000® Index	14.41%	11.50%	9.36%
Russell 3000® Index	20.81%	16.74%	14.08%
Visit www.ftportfolios.com/MF/FOVCX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$13,365,462
Total number of portfolio holdings	33
Total advisory fee paid	$0
Portfolio turnover rate	30%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Knowles Corp.	4.9%
Altus Group Ltd.	4.3%
Cavco Industries, Inc.	4.1%
TripAdvisor, Inc.	4.1%
JBT Marel Corp.	4.0%
Stewart Information Services Corp.	3.9%
RBC Bearings, Inc.	3.8%
Hayward Holdings, Inc.	3.8%
Valvoline, Inc.	3.8%
Vontier Corp.	3.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's prospectus, and any applicable supplements at www.ftportfolios.com/fund-documents/MF/FOVCX or upon request at 1-800-621-1675 or info@ftportfolios.com.
On December 8, 2025, the Board of Trustees approved the liquidation of First Trust/Confluence Small Cap Value Fund on or around February 20, 2026 (the “Liquidation Date”). Effective as of market close on February 13, 2026, the Fund will cease accepting purchase orders from new or existing investors. Shareholders may redeem or exchange their shares at any time prior to the Liquidation Date.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FOVCX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust/Confluence Small Cap Value Fund (FOVCX)
First Trust/Confluence Small Cap Value Fund
FOVIX | Class I
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust/Confluence Small Cap Value Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FOVIX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust/Confluence Small Cap Value Fund - Class I	$128	1.36%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.35%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class I returned -11.18% for the 12 months ended October 31, 2025. The Fund’s Class I underperformed its benchmark, the Russell 2000® Index, which returned 14.41% for the same Period.
This underperformance was driven partly by stock selection, but also more importantly by a market environment that strongly favored speculative, lower-quality stocks.
Our investment philosophy is to own high-quality businesses at discounted valuations. We define risk as the probability of a permanent loss of capital. This discipline has historically produced a portfolio with lower beta and typically lower volatility, helping us hold up better in down markets but often causing us to lag when speculative behavior dominates.
The Period followed that pattern.
  First Quarter and Second Quarter: Small caps faced sharp volatility, first from economic and political uncertainty and an artificial intelligence (“AI”)-related sell-off in the first quarter, and then from a sudden tariff shock in the early part of the second quarter that pushed the benchmark into bear-market territory. The Fund held up relatively well during the downturn.
  Second Quarter (post-April 2025 lows) through the Third Quarter: After bottoming in April 2025, small caps rocketed higher, led by high-beta, unprofitable companies (many with little or no revenues) as well as speculative pockets such as junior miners and AI-adjacent businesses tied to power, grid, and infrastructure demand. This momentum-driven rebound extended through the third quarter and favored segments of the market that our quality-focused investment strategy intentionally avoids.
From a stock selection standpoint, our overweight positions in the Consumer Staples and Health Care sectors were the biggest detractors. Consumer holdings, including J&J Snack Foods Corp. and John B. Sanfilippo & Son, Inc. were affected by the tariff environment and saw their top-line growth slow as consumers pulled back on discretionary spending. Health Care holdings, Enovis Corp. and CONMED Corp., experienced some softness as well, compounded by a broader rotation in which investors shunned profitable companies in favor of riskier biotechnology names. On the positive side, RBC Bearings, Inc. continued to deliver strong results and The AZEK Co., Inc. performed well after being acquired by James Hardie. While we cannot predict how long the speculative tone will last, history shows that markets driven by exuberance can reverse quickly. Our focus remains on protecting capital and staying true to our investment approach.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust/Confluence Small Cap Value Fund - Class I	-11.18%	2.96%	4.02%
Russell 2000® Value Index	9.87%	13.85%	8.66%
Russell 2000® Index	14.41%	11.50%	9.36%
Russell 3000® Index	20.81%	16.74%	14.08%
Visit www.ftportfolios.com/MF/FOVIX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$13,365,462
Total number of portfolio holdings	33
Total advisory fee paid	$0
Portfolio turnover rate	30%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Knowles Corp.	4.9%
Altus Group Ltd.	4.3%
Cavco Industries, Inc.	4.1%
TripAdvisor, Inc.	4.1%
JBT Marel Corp.	4.0%
Stewart Information Services Corp.	3.9%
RBC Bearings, Inc.	3.8%
Hayward Holdings, Inc.	3.8%
Valvoline, Inc.	3.8%
Vontier Corp.	3.8%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's prospectus, and any applicable supplements at www.ftportfolios.com/fund-documents/MF/FOVIX or upon request at 1-800-621-1675 or info@ftportfolios.com.
On December 8, 2025, the Board of Trustees approved the liquidation of First Trust/Confluence Small Cap Value Fund on or around February 20, 2026 (the “Liquidation Date”). Effective as of market close on February 13, 2026, the Fund will cease accepting purchase orders from new or existing investors. Shareholders may redeem or exchange their shares at any time prior to the Liquidation Date.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FOVIX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust/Confluence Small Cap Value Fund (FOVIX)
First Trust Short Duration High Income Fund
FDHAX | Class A
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Short Duration High Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FDHAX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration High Income Fund - Class A	$130	1.26%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.25%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class A shares returned 6.97% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class A shares underperformed its benchmark, the Blended Index, which consists of the following two indexes: 50% of the Morningstar® LSTA® US Leveraged Loan Index and 50% of the ICE BofA US High Yield Constrained Index. The Blended Index returned 7.18% for the same Period (6.32% for the Morningstar® LSTA® US Leveraged Loan Index and 8.03% for the ICE BofA US High Yield Constrained Index).
The following key factors impacted Fund performance relative to the Blended Index during the Period:
  Credit Quality: Performance across the credit quality spectrum was positive during the Period but assets rated BB and B generally outperformed assets rated CCC and below. The Fund benefited from selection to assets rated BB and CCC and below. Conversely, the Fund’s allocation to assets rated BBB was a detractor to Fund performance.
  Asset Type: The Fund’s selection in senior loans and bonds contributed to performance relative to the Blended Index. The Fund began the Period with a 32.92% allocation to loans and ended the Period with a 39.38% allocation to loans. The Fund began the Period with a 67.08% allocation to bonds and ended the period with a 60.62% allocation to bonds. Additionally, the Fund’s net cash position was a headwind to performance.
  Sector/Industry: Relative to the Blended Index, the primary contributors to the Fund’s performance were its selection within the Software & Services, Materials, and Media & Entertainment sectors. Conversely, the Fund’s selection within commercial & professional services, underweight allocation to telecommunication services, and its selection within technology hardware & equipment were the primary detractors to Fund performance.
  U.S. Treasury Rates: 10-Year U.S. Treasury yields declined by 20 basis points (“bps”) to 4.08% after entering the Period at 4.28%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate (“SOFR” or “base rate”) compressed by 15 bps to S+429 bps. While loan spreads ended the Period below the long-term average of S+505 bps (January 1997 – October 2025), yields of 8.10% remain well above the long-term average of 7.13% (January 1997 – October 2025) driven by elevated base rates. Loan prices decreased by $0.23 to $96.67 and remain at a discount to par ($100). High-yield bond spreads over treasuries widened by 6 bps to T+294 bps. While high-yield bond spreads ended the Period below the long-term average of T+522 bps (December 1996 – October 2025), a yield-to-worst of 6.82% remains compelling, in our opinion. High-yield bond prices increased by $1.99 to $97.71 and remain at a discount to par ($100).
  Defaults: The Fund experienced zero defaults during the Period, compared to 15 defaults in the Morningstar® LSTA® US Leveraged Loan Index and 12 defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced 12 defaults, compared to 511 combined in both indexes over the same timeframe. The loan market default rate increased from 0.73% at the beginning of the Period to 1.46% at the end of the Period, remaining below the long-term average of 2.56% (October 1998 – October 2025). The high-yield bond market default rate rose from 0.55% at the beginning of the Period to 0.64% at the end of the Period, remaining below the long-term average of 2.83% (December 1998 – October 2025). The avoidance of defaults generally benefits performance.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Short Duration High Income Fund - Class A (w/max 3.50% sales charge)	3.24%	4.18%	3.87%
First Trust Short Duration High Income Fund - Class A (without sales charge)	6.97%	4.93%	4.24%
Blended Index(1)	7.18%	6.26%	5.69%
ICE BofA US High Yield Constrained Index	8.03%	5.48%	5.80%
Morningstar® LSTA® US Leveraged Loan Index	6.32%	6.97%	5.52%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the Morningstar® LSTA® US Leveraged Loan Index returns.
Visit www.ftportfolios.com/MF/FDHAX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$71,971,449
Total number of portfolio holdings	275
Total advisory fee paid	$301,950
Portfolio turnover rate	84%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and total investments, respectively, of the Fund.
Fund Allocation
Corporate Bonds and Notes	52.2%
Senior Floating-Rate Loan Interests	37.4%
Foreign Corporate Bonds and Notes	5.3%
Money Market Funds	4.9%
Common Stocks	0.0%
Rights	0.0%
Net Other Assets and Liabilities	0.2%
Credit Quality(2)
Any amount shown as 0.0% represents less than 0.1%.
(2) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FDHAX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Short Duration High Income Fund (FDHAX)
First Trust Short Duration High Income Fund
FDHCX | Class C
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Short Duration High Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FDHCX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration High Income Fund - Class C	$207	2.01%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 2.00%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class C shares returned 6.18% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class C shares underperformed its benchmark, the Blended Index, which consists of the following two indexes: 50% of the Morningstar® LSTA® US Leveraged Loan Index and 50% of the ICE BofA US High Yield Constrained Index. The Blended Index returned 7.18% for the same Period (6.32% for the Morningstar® LSTA® US Leveraged Loan Index and 8.03% for the ICE BofA US High Yield Constrained Index).
The following key factors impacted Fund performance relative to the Blended Index during the Period:
  Credit Quality: Performance across the credit quality spectrum was positive during the Period but assets rated BB and B generally outperformed assets rated CCC and below. The Fund benefited from selection to assets rated BB and CCC and below. Conversely, the Fund’s allocation to assets rated BBB was a detractor to Fund performance.
  Asset Type: The Fund’s selection in senior loans and bonds contributed to performance relative to the Blended Index. The Fund began the Period with a 32.92% allocation to loans and ended the Period with a 39.38% allocation to loans. The Fund began the Period with a 67.08% allocation to bonds and ended the period with a 60.62% allocation to bonds. Additionally, the Fund’s net cash position was a headwind to performance.
  Sector/Industry: Relative to the Blended Index, the primary contributors to the Fund’s performance were its selection within the Software & Services, Materials, and Media & Entertainment sectors. Conversely, the Fund’s selection within commercial & professional services, underweight allocation to telecommunication services, and its selection within technology hardware & equipment were the primary detractors to Fund performance.
  U.S. Treasury Rates: 10-Year U.S. Treasury yields declined by 20 basis points (“bps”) to 4.08% after entering the Period at 4.28%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate (“SOFR” or “base rate”) compressed by 15 bps to S+429 bps. While loan spreads ended the Period below the long-term average of S+505 bps (January 1997 – October 2025), yields of 8.10% remain well above the long-term average of 7.13% (January 1997 – October 2025) driven by elevated base rates. Loan prices decreased by $0.23 to $96.67 and remain at a discount to par ($100). High-yield bond spreads over treasuries widened by 6 bps to T+294 bps. While high-yield bond spreads ended the Period below the long-term average of T+522 bps (December 1996 – October 2025), a yield-to-worst of 6.82% remains compelling, in our opinion. High-yield bond prices increased by $1.99 to $97.71 and remain at a discount to par ($100).
  Defaults: The Fund experienced zero defaults during the Period, compared to 15 defaults in the Morningstar® LSTA® US Leveraged Loan Index and 12 defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced 12 defaults, compared to 511 combined in both indexes over the same timeframe. The loan market default rate increased from 0.73% at the beginning of the Period to 1.46% at the end of the Period, remaining below the long-term average of 2.56% (October 1998 – October 2025). The high-yield bond market default rate rose from 0.55% at the beginning of the Period to 0.64% at the end of the Period, remaining below the long-term average of 2.83% (December 1998 – October 2025). The avoidance of defaults generally benefits performance.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Short Duration High Income Fund - Class C (w/max 1.00% contingent deferred sales charge)	5.18%	4.14%	3.47%
First Trust Short Duration High Income Fund - Class C (without sales charge)	6.18%	4.14%	3.47%
Blended Index(1)	7.18%	6.26%	5.69%
ICE BofA US High Yield Constrained Index	8.03%	5.48%	5.80%
Morningstar® LSTA® US Leveraged Loan Index	6.32%	6.97%	5.52%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the Morningstar® LSTA® US Leveraged Loan Index returns.
Visit www.ftportfolios.com/MF/FDHCX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$71,971,449
Total number of portfolio holdings	275
Total advisory fee paid	$301,950
Portfolio turnover rate	84%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and total investments, respectively, of the Fund.
Fund Allocation
Corporate Bonds and Notes	52.2%
Senior Floating-Rate Loan Interests	37.4%
Foreign Corporate Bonds and Notes	5.3%
Money Market Funds	4.9%
Common Stocks	0.0%
Rights	0.0%
Net Other Assets and Liabilities	0.2%
Credit Quality(2)
Any amount shown as 0.0% represents less than 0.1%.
(2) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FDHCX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Short Duration High Income Fund (FDHCX)
First Trust Short Duration High Income Fund
FDHIX | Class I
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Short Duration High Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FDHIX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration High Income Fund - Class I	$105	1.01%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.00%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class I shares returned 7.24% for the 12 months ended October 31, 2025. The Fund's Class I shares outperformed its benchmark, the Blended Index, which consists of the following two indexes: 50% of the Morningstar® LSTA® US Leveraged Loan Index and 50% of the ICE BofA US High Yield Constrained Index. The Blended Index returned 7.18% for the same Period (6.32% for the Morningstar® LSTA® US Leveraged Loan Index and 8.03% for the ICE BofA US High Yield Constrained Index).
The following key factors impacted Fund performance relative to the Blended Index during the Period:
  Credit Quality: Performance across the credit quality spectrum was positive during the Period but assets rated BB and B generally outperformed assets rated CCC and below. The Fund benefited from selection to assets rated BB and CCC and below. Conversely, the Fund’s allocation to assets rated BBB was a detractor to Fund performance.
  Asset Type: The Fund’s selection in senior loans and bonds contributed to performance relative to the Blended Index. The Fund began the Period with a 32.92% allocation to loans and ended the Period with a 39.38% allocation to loans. The Fund began the Period with a 67.08% allocation to bonds and ended the period with a 60.62% allocation to bonds. Additionally, the Fund’s net cash position was a headwind to performance.
  Sector/Industry: Relative to the Blended Index, the primary contributors to the Fund’s performance were its selection within the Software & Services, Materials, and Media & Entertainment sectors. Conversely, the Fund’s selection within commercial & professional services, underweight allocation to telecommunication services, and its selection within technology hardware & equipment were the primary detractors to Fund performance.
  U.S. Treasury Rates: 10-Year U.S. Treasury yields declined by 20 basis points (“bps”) to 4.08% after entering the Period at 4.28%. Falling Treasury rates are generally a tailwind to fixed income assets.
  Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate (“SOFR” or “base rate”) compressed by 15 bps to S+429 bps. While loan spreads ended the Period below the long-term average of S+505 bps (January 1997 – October 2025), yields of 8.10% remain well above the long-term average of 7.13% (January 1997 – October 2025) driven by elevated base rates. Loan prices decreased by $0.23 to $96.67 and remain at a discount to par ($100). High-yield bond spreads over treasuries widened by 6 bps to T+294 bps. While high-yield bond spreads ended the Period below the long-term average of T+522 bps (December 1996 – October 2025), a yield-to-worst of 6.82% remains compelling, in our opinion. High-yield bond prices increased by $1.99 to $97.71 and remain at a discount to par ($100).
  Defaults:  The Fund experienced zero defaults during the Period, compared to 15 defaults in the Morningstar® LSTA® US Leveraged Loan Index and 12 defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced 12 defaults, compared to 511 combined in both indexes over the same timeframe. The loan market default rate increased from 0.73% at the beginning of the Period to 1.46% at the end of the Period, remaining below the long-term average of 2.56% (October 1998 – October 2025). The high-yield bond market default rate rose from 0.55% at the beginning of the Period to 0.64% at the end of the Period, remaining below the long-term average of 2.83% (December 1998 – October 2025). The avoidance of defaults generally benefits performance.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Short Duration High Income Fund - Class I	7.24%	5.17%	4.50%
Blended Index(1)	7.18%	6.26%	5.69%
ICE BofA US High Yield Constrained Index	8.03%	5.48%	5.80%
Morningstar® LSTA® US Leveraged Loan Index	6.32%	6.97%	5.52%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)	The Blended Index return is a 50/50 split between the ICE BofA US High Yield Constrained Index and the Morningstar® LSTA® US Leveraged Loan Index returns.
Visit www.ftportfolios.com/MF/FDHIX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$71,971,449
Total number of portfolio holdings	275
Total advisory fee paid	$301,950
Portfolio turnover rate	84%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and total investments, respectively, of the Fund.
Fund Allocation
Corporate Bonds and Notes	52.2%
Senior Floating-Rate Loan Interests	37.4%
Foreign Corporate Bonds and Notes	5.3%
Money Market Funds	4.9%
Common Stocks	0.0%
Rights	0.0%
Net Other Assets and Liabilities	0.2%
Credit Quality(2)
Any amount shown as 0.0% represents less than 0.1%.
(2) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FDHIX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Short Duration High Income Fund (FDHIX)
First Trust Managed Municipal Fund
CWAAX | Class A
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Managed Municipal Fund (the “Fund”) for the period of March 4, 2025 (commencement of investment operations) to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/CWAAX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Managed Municipal Fund - Class A	$61(1)	0.91%(2) (3)
(1)	Class A Shares commenced investment operations on March 4, 2025. Had the class been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
(3)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.90%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class A returned 1.64% (without sales charge) from the class' inception on March 4, 2025 through October 31, 2025. The Fund’s Class A underperformed its benchmark, the Bloomberg Municipal Bond 5-15 Year Index, which returned 3.17% for the same Period.
The following key factors impacted the Fund’s performance relative to the benchmark during the Period:
  Credit Rating:The Fund’s underweight selection of AA rated bonds, and the overweight selection of A rated bonds were the primary negative contributors to Fund underperformance relative to the benchmark. The Fund’s overweight selection of BBB rated bonds, an overweight selection to NR rated bonds, and the Cash position were secondary detractors to Fund performance relative to the benchmark.
  Yield Curve Positioning/Duration: Relative to the benchmark, the overweight allocation to bonds with a stated maturity of 18+ years was the primary factor contributing to the Fund’s underperformance. The overweight selection of bonds in the 14-16 years maturity, and the overweight allocation to bonds in the 16-18 years maturity were the secondary detractors to the Fund’s performance. Examining effective durations, the Fund’s selection of bonds with durations of 7-10 years was the primary contributor to the Fund’s underperformance. The allocation and selection of bonds with durations of 5-7 years, the selection of bonds with durations of 10+ years, and the allocation and selection of bonds with 0-1 years duration were secondary sources of underperformance relative to the benchmark.
  Interest Rate Hedge: The use of Treasury futures to hedge interest rate risk had relatively no impact on the Fund's performance during the Period.
  Sector/Industry: During the Period, the selection in Health Care and Industrial Development bonds were the primary sources of the Fund’s underperformance. The selection in Education, Local General Obligation, Special Tax, and Utility bonds were the secondary detractors to the Fund’s performance.
  U.S. Treasury Rate Trends: During the Period, 10-year U.S. Treasury yields increased by approximately 29 basis points (“bps”) while 30-year yields increased by 57 bps, respectively, to 4.08% and 4.65%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 6.7% to $414.4 billion compared with $388.4 billion compared to the same period in 2024 (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Managed Municipal Date, AAA yield curve data, 10-year municipal yields decreased 14 bps while 30-year yields increased by 18 bps, respectively, to 2.73% and 4.15%, respectively.
  Municipal Credit Spreads: During the Period, credits spreads tightened for A by 1 bp, while BBB, and high yield municipals widened by approximately 16 bps, and 18 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by LSEG Global Fund Flows, fund flows totaled approximately $15.9 billion.
FUND PERFORMANCE (March 04, 2025 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	Since Inception (3/4/25)
First Trust Managed Municipal Fund - Class A (w/max 3.50% sales charge)	-2.86%
First Trust Managed Municipal Fund - Class A (without sales charge)	1.64%
Bloomberg Municipal Bond 5-15 Year Index	3.17%
Bloomberg Municipal Bond Index	2.35%
Visit www.ftportfolios.com/MF/CWAAX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$61,904,354
Total number of portfolio holdings	119
Total advisory fee paid	$157,035
Portfolio turnover rate	33%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Credit Quality(1)
AAA	3.9%
AA	30.6%
A	32.9%
BBB	14.7%
BB	3.0%
B	1.7%
Not Rated	13.2%
Sector Allocation
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/CWAAX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Managed Municipal Fund (CWAAX)
First Trust Managed Municipal Fund
CWAIX | Class I
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Managed Municipal Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/CWAIX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Managed Municipal Fund - Class I	$67	0.66%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class I returned 3.50% for the 12 months ended October 31, 2025. The Fund’s Class I underperformed its benchmark, the Bloomberg Municipal Bond 5-15 Year Index, which returned 5.41% for the same Period.
The following key factors impacted the Fund’s performance relative to the benchmark during the Period:
  Credit Rating: The Fund’s underweight selection of AA rated bonds, and the overweight selection of A rated bonds were the primary negative contributors to the Fund’s performance relative to the benchmark. The Fund’s overweight selection of BBB rated bonds, and the Cash position were secondary detractors to the Fund’s performance relative to the benchmark.
  Yield Curve Positioning/Duration: Relative to the benchmark, the overweight allocation to bonds with a stated maturity of 18+ years was the primary factor contributing to the Fund’s performance. The overweight selection of bonds with maturities of 14-16 years, and the overweight allocation to bonds with maturities of 16-18 years were the secondary detractors to the Fund's performance. Examining effective durations, the Fund's selection of bonds with durations of 7-10 years was the primary contributor to the Fund's underperformance. The allocation and selection of bonds with durations of 5-7 years, the selection of bonds with durations of 10+ years, and the allocation and selection of bonds with 0-1 years duration were secondary sources of underperformance relative to the benchmark.
  Interest Rate Hedge: The use of Treasury futures to hedge interest rate risk had relatively no impact on the Fund's performance during the Period.
  Sector/Industry: During the Period, the selection in Health Care and Industrial Development bonds were the primary sources of the Fund’s underperformance. The selection in Education, Transportation and Utility bonds were the secondary detractors to the Fund’s performance.
  U.S. Treasury Rate Trends: During the Period, 10-year U.S. Treasury yields decreased by approximately 20 basis points (“bps”) while 30-year yields increased by 17 bps, respectively, to 4.08% and 4.65%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 7.3% to $551.6 billion compared with $514.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data, AAA yield curve data, 10-year municipal yields decreased 28 bps while 30-year yields increased by 28 bps, respectively, to 2.73% and 4.15%, respectively.
  Municipal Credit Spreads: During the Period, credits spreads widened for A, BBB, and high yield municipals by approximately 1 bp, 21 bps, and 29 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by LSEG Global Fund Flows, fund flows totaled approximately $24.2 billion.
FUND PERFORMANCE (June 15, 2022 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (6/15/22)
First Trust Managed Municipal Fund - Class I	3.50%	3.97%
Bloomberg Municipal Bond 5-15 Year Index	5.41%	4.03%
Bloomberg Municipal Bond Index	4.17%	3.86%
Visit www.ftportfolios.com/MF/CWAIX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$61,904,354
Total number of portfolio holdings	119
Total advisory fee paid	$157,035
Portfolio turnover rate	33%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
AAA	3.9%
AA	30.6%
A	32.9%
BBB	14.7%
BB	3.0%
B	1.7%
Not Rated	13.2%
Sector Allocation
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/CWAIX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Managed Municipal Fund (CWAIX)
First Trust Preferred Securities
and Income Fund
FPEAX | Class A
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FPEAX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income Fund - Class A	$147	1.41%(1)
(1)	The ratio reflects extraordinary expenses of 0.01%, which are not included in the expense cap.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class A returned 8.54% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class A outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks, and high-quality Emerging Market banks
  Security selection in insurance, utilities, and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income Fund - Class A (w/max 4.50% sales charge)	3.67%	3.38%	4.48%
First Trust Preferred Securities and Income Fund - Class A (without sales charge)	8.54%	4.33%	4.96%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Index(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US HighYield Institutional Capital Securities Index.

Visit www.ftportfolios.com/MF/FPEAX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$215,885,466
Total number of portfolio holdings	217
Total advisory fee paid	$1,671,151
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.7%
Wells Fargo & Co., Series L, 7.50%	2.3%
Barclays PLC, 8.00%	2.0%
JPMorgan Chase & Co., Series NN, 6.88%	1.7%
Credit Agricole S.A., 7.13%	1.5%
Land O'Lakes, Inc., 8.00%	1.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
BNP Paribas S.A., 8.50%	1.3%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.3%
Hartford Insurance Group (The), Inc., 6.60%, 02/12/47	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FPEAX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income Fund (FPEAX)
First Trust Preferred Securities
and Income Fund
FPECX | Class C
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FPECX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income Fund - Class C	$224	2.16%(1)
(1)	The ratio reflects extraordinary expenses of 0.01%, which are not included in the expense cap.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class C returned 7.66% (without sales charge) for the 12 months ended October 31, 2025. The Fund’s Class C outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks, and high-quality Emerging Market banks
  Security selection in insurance, utilities, and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income Fund - Class C (w/max 1.00% contingent deferred sales charge)	6.66%	3.56%	4.21%
First Trust Preferred Securities and Income Fund - Class C (without sales charge)	7.66%	3.56%	4.21%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Index(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US HighYield Institutional Capital Securities Index.

Visit www.ftportfolios.com/MF/FPECX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$215,885,466
Total number of portfolio holdings	217
Total advisory fee paid	$1,671,151
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.7%
Wells Fargo & Co., Series L, 7.50%	2.3%
Barclays PLC, 8.00%	2.0%
JPMorgan Chase & Co., Series NN, 6.88%	1.7%
Credit Agricole S.A., 7.13%	1.5%
Land O'Lakes, Inc., 8.00%	1.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
BNP Paribas S.A., 8.50%	1.3%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.3%
Hartford Insurance Group (The), Inc., 6.60%, 02/12/47	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FPECX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income Fund (FPECX)
First Trust Preferred Securities
and Income Fund
FPEFX | Class F
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FPEFX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income Fund - Class F	$137	1.31%(1)
(1)	The ratio reflects extraordinary expenses of 0.01%, which are not included in the expense cap.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class F returned 8.57% for the 12 months ended October 31, 2025. The Fund’s Class F outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks, and high-quality Emerging Market banks
  Security selection in insurance, utilities, and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income Fund - Class F	8.57%	4.38%	5.06%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Index(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US HighYield Institutional Capital Securities Index.

Visit www.ftportfolios.com/MF/FPEFX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$215,885,466
Total number of portfolio holdings	217
Total advisory fee paid	$1,671,151
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.7%
Wells Fargo & Co., Series L, 7.50%	2.3%
Barclays PLC, 8.00%	2.0%
JPMorgan Chase & Co., Series NN, 6.88%	1.7%
Credit Agricole S.A., 7.13%	1.5%
Land O'Lakes, Inc., 8.00%	1.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
BNP Paribas S.A., 8.50%	1.3%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.3%
Hartford Insurance Group (The), Inc., 6.60%, 02/12/47	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FPEFX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income Fund (FPEFX)
First Trust Preferred Securities
and Income Fund
FPEIX | Class I
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FPEIX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income Fund - Class I	$112	1.07%(1)
(1)	The ratio reflects extraordinary expenses of 0.01%, which are not included in the expense cap.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund’s Class I returned 8.82% for the 12 months ended October 31, 2025. The Fund’s Class I outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks, and high-quality Emerging Market banks
  Security selection in insurance, utilities, and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income Fund - Class I	8.82%	4.64%	5.26%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Index(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US HighYield Institutional Capital Securities Index.

Visit www.ftportfolios.com/MF/FPEIX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$215,885,466
Total number of portfolio holdings	217
Total advisory fee paid	$1,671,151
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.7%
Wells Fargo & Co., Series L, 7.50%	2.3%
Barclays PLC, 8.00%	2.0%
JPMorgan Chase & Co., Series NN, 6.88%	1.7%
Credit Agricole S.A., 7.13%	1.5%
Land O'Lakes, Inc., 8.00%	1.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
BNP Paribas S.A., 8.50%	1.3%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.3%
Hartford Insurance Group (The), Inc., 6.60%, 02/12/47	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FPEIX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income Fund (FPEIX)
First Trust Preferred Securities
and Income Fund
FPERX | Class R3
ANNUAL SHAREHOLDER REPORT | OCTOBER 31, 2025
This annual shareholder report contains important information about the First Trust Preferred Securities and Income Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/MF/FPERX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income Fund - Class R3	$173	1.66%(1)
(1)	The ratio reflects extraordinary expenses of 0.01%, which are not included in the expense cap.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund's Class R3 returned 8.20% for the 12 months ended October 31, 2025. The Fund’s Class R3 outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 6.67% for the same Period.
This outperformance was primarily driven by security selection within $25 par fixed rate securities and Swiss banks. Long duration (10+ years) $25 pars underperformed significantly during the Period. The Fund benefited from better security selection and an underweight allocation to these securities. The Fund’s holdings in the Credit Suisse Group AG legal claims were the main catalyst for its outperformance within Swiss banks, as the claims repriced higher following a positive development in the Swiss court. Other factors that contributed to the Fund’s outperformance were as follows:
  Overweight allocation to Canadian banks and agriculture
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks, and high-quality Emerging Market banks
  Security selection in insurance, utilities, and real estate investment trusts
The Fund also had a few factors that modestly detracted from relative performance compared to the benchmark, including the following:
  Underweight allocation to Emerging Market banks and energy
  Security selection within consumer finance
  Overweight allocation to investment companies
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
INVESTMENT PERFORMANCE OF $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income Fund - Class R3	8.20%	4.02%	4.66%
ICE BofA US Investment Grade Institutional Capital Securities Index	8.28%	4.45%	5.35%
Blended Index(1)	6.67%	3.25%	4.90%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
(1)
The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US HighYield Institutional Capital Securities Index.

Visit www.ftportfolios.com/MF/FPERX    for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$215,885,466
Total number of portfolio holdings	217
Total advisory fee paid	$1,671,151
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Bank of America Corp., 6.63%	2.7%
Wells Fargo & Co., Series L, 7.50%	2.3%
Barclays PLC, 8.00%	2.0%
JPMorgan Chase & Co., Series NN, 6.88%	1.7%
Credit Agricole S.A., 7.13%	1.5%
Land O'Lakes, Inc., 8.00%	1.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/85	1.4%
BNP Paribas S.A., 8.50%	1.3%
Goldman Sachs Group (The), Inc., Series X, 7.50%	1.3%
Hartford Insurance Group (The), Inc., 6.60%, 02/12/47	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/MF/FPERX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Preferred Securities and Income Fund (FPERX)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Series Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $156,000 for the fiscal year ended 2024 and $153,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $56,000 for the fiscal year ended 2024 and $56,000 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $56,000 for the Registrant, $28,080 for the Registrant’s investment advisor, $32,400 for the Registrant’s distributor and $8,640 for Stonebridge Advisors LLC, which is under common control with the registrant’s investment advisor and serves as the registrant’s sub-advisor for the First Trust Preferred Securities and Income Fund (“Stonebridge”); and for the fiscal year ended 2025 were $56,000 for the Registrant, $28,620 for the Registrant’s investment advisor, $32,940 for the Registrant’s distributor and $9,180 for Stonebridge.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

First Trust/Confluence
Small Cap Value Fund

Annual Financial Statements and Other Information
For the Year Ended
October 31, 2025

First Trust/Confluence Small Cap Value Fund
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust/Confluence Small Cap Value Fund (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS – 94.6%
	Automobiles – 1.9%
6,813	Winnebago Industries, Inc.	$256,918
	Building Products – 6.7%
28,591	Hayward Holdings, Inc. (a)	485,189
4,502	UFP Industries, Inc.	414,769
		899,958
	Capital Markets – 2.6%
1,646	Morningstar, Inc.	349,446
	Commercial Services & Supplies – 2.9%
2,516	UniFirst Corp.	388,345
	Electronic Equipment, Instruments & Components – 11.1%
26,194	Knowles Corp. (a)	618,440
1,566	Littelfuse, Inc.	381,024
12,450	Vontier Corp.	479,325
		1,478,789
	Financial Services – 1.9%
14,114	Cannae Holdings, Inc.	252,358
	Food Products – 2.8%
3,009	J&J Snack Foods Corp.	254,712
1,985	John B. Sanfilippo & Son, Inc.	124,618
		379,330
	Ground Transportation – 1.8%
24,100	Marten Transport Ltd.	247,025
	Health Care Equipment & Supplies – 10.7%
8,411	CONMED Corp.	370,084
9,514	Enovis Corp. (a)	297,217
7,356	Haemonetics Corp. (a)	367,874
2,047	UFP Technologies, Inc. (a)	394,334
		1,429,509
	Hotels, Restaurants & Leisure – 3.2%
2,903	Vail Resorts, Inc.	430,602
	Household Durables – 3.9%
986	Cavco Industries, Inc. (a)	522,383
	Household Products – 3.0%
7,340	Spectrum Brands Holdings, Inc.	395,479
	Insurance – 11.9%
11,386	Baldwin Insurance (The) Group, Inc. (a)	251,631
42,472	Hagerty, Inc., Class A (a)	476,536
6,212	RLI Corp.	366,259
Shares	Description	Value

	Insurance (Continued)
7,238	Stewart Information Services Corp.	$494,138
		1,588,564
	Interactive Media & Services – 3.9%
32,277	TripAdvisor, Inc. (a)	518,369
	Machinery – 10.1%
15,881	Gates Industrial Corp. PLC (a)	350,652
4,025	JBT Marel Corp.	507,553
1,134	RBC Bearings, Inc. (a)	485,953
		1,344,158
	Personal Care Products – 2.2%
15,071	Edgewell Personal Care Co.	292,227
	Real Estate Management & Development – 4.0%
13,132	Altus Group Ltd.	539,068
	Software – 2.9%
12,500	I3 Verticals, Inc., Class A (a)	384,375
	Specialty Retail – 3.6%
14,522	Valvoline, Inc. (a)	479,371
	Textiles, Apparel & Luxury Goods – 3.5%
25,946	Movado Group, Inc.	472,477
	Total Common Stocks	12,648,751
	(Cost $12,178,001)
MONEY MARKET FUNDS – 0.1%
8,499	Dreyfus Government Cash Management Fund, Institutional Class - 4.00% (b)	8,499
	(Cost $8,499)
	Total Investments – 94.7%	12,657,250
	(Cost $12,186,500)
	Net Other Assets and Liabilities – 5.3%	708,212
	Net Assets – 100.0%	$13,365,462

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of October 31, 2025.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$12,648,751	$12,648,751	$—	$—
Money Market Funds	8,499	8,499	—	—
Total Investments	$12,657,250	$12,657,250	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 12,657,250
Receivables:
Investment securities sold	727,426
Fund shares sold	6,166
From investment advisor	5,792
Interest	103
Prepaid expenses	36,279
Total Assets	13,433,016
LIABILITIES:
Payables:
Audit and tax fees	37,289
Transfer agent fees	14,516
Shareholder reporting fees	4,645
Custodian fees	4,440
Trustees’ fees and expenses	1,676
Registration fees	1,300
Commitment and administrative agency fees	1,283
Financial reporting fees	833
12b-1 distribution and service fees	452
Legal fees	41
Fund shares redeemed	21
Other liabilities	1,058
Total Liabilities	67,554
NET ASSETS	$13,365,462
NET ASSETS consist of:
Paid-in capital	$ 11,184,402
Par value	5,087
Accumulated distributable earnings (loss)	2,175,973
NET ASSETS	$13,365,462
Investments, at cost	$12,186,500
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,302,880 and 51,857 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$25.12
Maximum sales charge (5.50% of offering price)	1.46
Maximum offering price to public	$26.58
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $189,864 and 9,308 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.40
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $11,872,718 and 447,507 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$26.53
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends	$ 220,428
Interest	5,105
Foreign withholding tax	(4,994)
Total investment income	220,539
EXPENSES:
Investment advisory fees	178,527
Transfer agent fees	87,533
Registration fees	54,881
Audit and tax fees	44,485
Shareholder reporting fees	25,116
Commitment and administrative agency fees	23,732
Trustees’ fees and expenses	18,502
Financial reporting fees	9,500
12b-1 distribution and/or service fees:
Class A	4,166
Class C	2,158
Custodian fees	4,248
Listing expense	2,549
Administrative fees	(1,967)
Other	1,317
Total expenses	454,747
Fees waived and expenses reimbursed by the investment advisor	(206,258)
Net expenses	248,489
NET INVESTMENT INCOME (LOSS)	(27,950)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,732,392
Net change in unrealized appreciation (depreciation) on investments	(3,756,004)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,023,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,051,562)
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ (27,950)	$ (109,648)
Net realized gain (loss)	1,732,392	975,742
Net change in unrealized appreciation (depreciation)	(3,756,004)	3,143,394
Net increase (decrease) in net assets resulting from operations	(2,051,562)	4,009,488
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(80,793)	(33,267)
Class C Shares	(11,982)	(6,665)
Class I Shares	(774,013)	(285,077)
Total distributions to shareholders from investment operations	(866,788)	(325,009)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	2,377,710	3,424,630
Proceeds from shares reinvested	863,773	324,297
Cost of shares redeemed	(8,650,102)	(6,558,340)
Net increase (decrease) in net assets resulting from capital transactions	(5,408,619)	(2,809,413)
Total increase (decrease) in net assets	(8,326,969)	875,066
NET ASSETS:
Beginning of period	21,692,431	20,817,365
End of period	$13,365,462	$21,692,431
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights
For a Share outstanding throughout each period

Year Ended October 31,
Class A Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 29.62	$ 25.15	$ 30.64	$ 37.10	$ 26.75
Income from investment operations:
Net investment income (loss) (a)	(0.10)	(0.20)	(0.08)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	(3.14)	5.09	(1.76)	(5.97)	10.51
Total from investment operations	(3.24)	4.89	(1.84)	(6.11)	10.35
Distributions paid to shareholders from:
Net realized gain	(1.26)	(0.42)	(3.65)	(0.35)	—
Net asset value, end of period	$25.12	$29.62	$25.15	$30.64	$37.10
Total return (b)	(11.39)%	19.54%	(6.78)%	(16.65)%	38.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,303	$ 2,075	$ 2,234	$ 3,164	$ 4,381
Ratio of total expenses to average net assets	3.93% (c)	3.55%	3.04%	2.61%	2.41%
Ratio of net expenses to average net assets	1.61% (c)	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.70)%	(0.30)%	(0.42)%	(0.45)%
Portfolio turnover rate	30%	17%	21%	17%	16%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 3.92% and 1.60%, respectively.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

Year Ended October 31,
Class C Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 24.46	$ 20.99	$ 26.34	$ 32.19	$ 23.29
Income from investment operations:
Net investment income (loss) (a)	(0.24)	(0.35)	(0.25)	(0.35)	(0.37)
Net realized and unrealized gain (loss)	(2.56)	4.24	(1.45)	(5.15)	9.27
Total from investment operations	(2.80)	3.89	(1.70)	(5.50)	8.90
Distributions paid to shareholders from:
Net realized gain	(1.26)	(0.42)	(3.65)	(0.35)	—
Net asset value, end of period	$20.40	$24.46	$20.99	$26.34	$32.19
Total return (b)	(12.02)%	18.64%	(7.48)%	(17.27)%	38.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 190	$ 221	$ 379	$ 664	$ 1,488
Ratio of total expenses to average net assets	14.86%	12.45%	6.39%	4.76%	3.76%
Ratio of net expenses to average net assets	2.36% (c)	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(1.10)%	(1.47)%	(1.05)%	(1.18)%	(1.19)%
Portfolio turnover rate	30%	17%	21%	17%	16%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the net expense ratio would have been 2.35%.
See Notes to Financial Statements

First Trust/Confluence Small Cap Value Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

Year Ended October 31,
Class I Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 31.14	$ 26.35	$ 31.85	$ 38.47	$ 27.63
Income from investment operations:
Net investment income (loss) (a)	(0.03)	(0.14)	(0.02)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(3.32)	5.35	(1.83)	(6.21)	10.92
Total from investment operations	(3.35)	5.21	(1.85)	(6.27)	10.84
Distributions paid to shareholders from:
Net realized gain	(1.26)	(0.42)	(3.65)	(0.35)	—
Net asset value, end of period	$26.53	$31.14	$26.35	$31.85	$38.47
Total return (b)	(11.18)%	19.87%	(6.56)%	(16.45)%	39.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 11,873	$ 19,396	$ 18,204	$ 23,838	$ 45,719
Ratio of total expenses to average net assets	2.24% (c)	2.11%	2.18%	1.79%	1.65%
Ratio of net expenses to average net assets	1.36% (c)	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.44)%	(0.06)%	(0.16)%	(0.21)%
Portfolio turnover rate	30%	17%	21%	17%	16%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 2.23% and 1.35%, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Confluence Small Cap Value Fund
October 31, 2025
1. Organization
First Trust/Confluence Small Cap Value Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of U.S. listed companies with small market capitalizations (“Small-Cap Companies”) at the time of investment that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025
reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025
Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $4,622, a decrease in accumulated net realized gain (loss) of $18, and a decrease to paid-in capital of $4,604. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$133,977	$—
Capital gains	732,811	325,009
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	1,728,551
Total undistributed earnings	1,728,551
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	470,750
Total accumulated earnings (losses)	2,199,301
Other	(23,328)
Paid-in capital	11,189,489
Total net assets	$13,365,462
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had no non-expiring net capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund incurred and elected to defer net late year ordinary losses in the amount of $23,328.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$12,186,500	$2,018,803	$(1,548,053)	$470,750
E. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
F. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust and Confluence have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) through February 28, 2027 and then from exceeding 1.70% from March 1, 2027 through February 28, 2036 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Confluence are subject to recovery on the Fund’s class level, if applicable, by First Trust and Confluence for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2025 and the expenses borne by First Trust and Confluence subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2025	Total
$ 178,527	$ 27,731	$ 252,730	$ 223,264	$ 206,258	$ 682,252

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025
BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNY IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY IS and BNY are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Value	Shares	Value
Sales:
Class A	4,381	$116,618	20,322	$590,806
Class C	1,046	25,740	342	8,080
Class I	75,836	2,235,352	94,291	2,825,744
Total Sales	81,263	$2,377,710	114,955	$3,424,630
Dividend Reinvestment:
Class A	2,818	$79,690	1,172	$33,129
Class C	496	11,465	280	6,561
Class I	25,927	772,618	9,602	284,607
Total Dividend Reinvestment	29,241	$863,773	11,054	$324,297
Redemptions:
Class A	(25,406)	$(707,721)	(40,253)	$(1,160,673)
Class C	(1,285)	(29,336)	(9,650)	(219,786)
Class I	(277,192)	(7,913,045)	(171,862)	(5,177,881)
Total Redemptions	(303,883)	$(8,650,102)	(221,765)	$(6,558,340)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2025, were $5,342,978 and $11,843,154, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP

Notes to Financial Statements (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025
may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
On December 8, 2025, the Board of Trustees approved the liquidation of First Trust/Confluence Small Cap Value Fund on or around February 20, 2026 (the “Liquidation Date”). Effective as of market close on February 13, 2026, the Fund will cease accepting purchase orders from new or existing investors. Shareholders may redeem or exchange their shares at any time prior to the Liquidation Date.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust/Confluence Small Cap Value Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
 Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust/Confluence Small Cap Value Fund
October 31, 2025 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Series Fund (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.
James A. Bowen* Votes For Votes Withheld	30,793,084 224,044
Thomas J. Driscoll** Votes For Votes Withheld	30,803,794 213,334
Richard E. Erickson* Votes For Votes Withheld	30,646,724 370,404
Thomas R. Kadlec* Votes For Votes Withheld	30,663,695 353,433
Denise M. Keefe*** Votes For Votes Withheld	30,691,353 325,775
Robert F. Keith* Votes For Votes Withheld	30,688,459 328,669
Niel B. Nielson* Votes For Votes Withheld	30,619,318 397,810
Bronwyn Wright*** Votes For Votes Withheld	19,532,390 11,484,738

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
The applicable aggregate remuneration paid by the Fund during the period covered by the report is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through March 1, 2027 and agreed to keep the long-term expense cap in place from March 1, 2027 through February 28, 2036. The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as

Other Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025 (Unaudited)
advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group. The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund (Class A shares) underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of the Fund’s performance at the April 22, 2025 meeting.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that many of its costs are fixed, allowing for economies of scale. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor and one of its affiliates from the Sub-Advisor’s relationship with the Fund, including that the Sub-Advisor may enter into soft dollar and commission sharing arrangements, and considered a summary of such arrangements. The Board noted certain additional indirect benefits identified by the Sub-Advisor deriving from the exposure provided by its relationship with the Fund and the Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Other Information (Continued)
First Trust/Confluence Small Cap Value Fund
October 31, 2025 (Unaudited)
Federal Tax Information
The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended October 31, 2025. In addition, 100% of the ordinary income distributions (including short-term capital gain, if applicable) made by the Fund during the fiscal year ended October 31, 2025, qualify for corporate dividends received deduction available to corporate shareholders.
Long-term capital gain distributions designated by the Fund are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund designated $732,811 of long-term capital gain distributions.

First Trust Short Duration High Income Fund

Annual Financial Statements and Other Information
For the Year Ended
October 31, 2025

First Trust Short Duration High Income Fund
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Short Duration High Income Fund (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

First Trust Short Duration High Income Fund
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 52.2%
	Advertising – 0.4%
$113,000	Clear Channel Outdoor Holdings, Inc. (a)	7.75%	04/15/28	$112,237
141,000	Clear Channel Outdoor Holdings, Inc. (a)	7.88%	04/01/30	147,943
56,000	Clear Channel Outdoor Holdings, Inc. (a)	7.13%	02/15/31	57,803
				317,983
	Aerospace & Defense – 1.5%
288,000	TransDigm, Inc. (a)	6.63%	03/01/32	298,175
83,000	TransDigm, Inc. (a)	6.00%	01/15/33	84,403
683,000	TransDigm, Inc. (a)	6.38%	05/31/33	697,911
				1,080,489
	Alternative Carriers – 0.5%
354,000	Level 3 Financing, Inc. (a)	7.00%	03/31/34	363,986
	Apparel, Accessories & Luxury Goods – 0.5%
289,000	Hanesbrands, Inc. (a)	9.00%	02/15/31	305,085
55,000	Under Armour, Inc. (a)	7.25%	07/15/30	54,426
				359,511
	Application Software – 3.6%
188,000	Cloud Software Group, Inc. (a)	6.50%	03/31/29	189,537
406,000	Cloud Software Group, Inc. (a)	9.00%	09/30/29	420,289
267,000	Cloud Software Group, Inc. (a)	8.25%	06/30/32	280,826
49,000	Cloud Software Group, Inc. (a)	6.63%	08/15/33	49,158
69,000	Ellucian Holdings, Inc. (a)	6.50%	12/01/29	70,005
193,800	GoTo Group, Inc. (a)	5.50%	05/01/28	68,315
631,000	RingCentral, Inc. (a)	8.50%	08/15/30	672,689
815,000	UKG, Inc. (a)	6.88%	02/01/31	839,554
				2,590,373
	Asset Management & Custody Banks – 0.3%
146,000	Osaic Holdings, Inc. (a)	6.75%	08/01/32	150,937
54,000	Osaic Holdings, Inc. (a)	8.00%	08/01/33	55,457
				206,394
	Automotive Retail – 0.3%
250,000	Mavis Tire Express Services Topco Corp. (a)	6.50%	05/15/29	247,525
	Broadcasting – 0.5%
285,000	Gray Television, Inc. (a)	4.75%	10/15/30	203,001
169,000	iHeartCommunications, Inc. (a)	4.75%	01/15/28	153,553
				356,554
	Building Products – 1.6%
320,000	Builders FirstSource, Inc. (a)	6.38%	03/01/34	331,799
61,000	Builders FirstSource, Inc. (a)	6.75%	05/15/35	64,123
178,000	CP Atlas Buyer, Inc. (a)	9.75%	07/15/30	185,843
80,000	LBM Acquisition LLC (a)	9.50%	06/15/31	83,800
321,000	Standard Building Solutions, Inc. (a)	6.50%	08/15/32	330,313
142,000	Standard Building Solutions, Inc. (a)	6.25%	08/01/33	144,931
				1,140,809
	Cable & Satellite – 1.5%
678,000	DISH Network Corp. (a)	11.75%	11/15/27	714,211
326,148	EchoStar Corp.	10.75%	11/30/29	359,286
				1,073,497
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Casinos & Gaming – 1.0%
$300,000	Caesars Entertainment, Inc. (a)	6.00%	10/15/32	$286,452
50,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (a)	4.63%	01/15/29	47,870
369,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (a)	6.75%	01/15/30	342,335
81,000	Scientific Games Holdings, L.P. / Scientific Games US Finance Co., Inc. (a)	6.63%	03/01/30	74,054
				750,711
	Commercial & Residential Mortgage Finance – 1.6%
59,000	Freedom Mortgage Holdings LLC (a)	9.25%	02/01/29	61,988
176,000	Freedom Mortgage Holdings LLC (a)	9.13%	05/15/31	187,313
352,000	PennyMac Financial Services, Inc. (a)	6.75%	02/15/34	361,099
188,000	Rocket Cos, Inc. (a)	6.38%	08/01/33	196,080
312,000	UWM Holdings LLC (a)	6.25%	03/15/31	311,634
				1,118,114
	Commercial Printing – 0.2%
243,000	LABL, Inc. (a)	8.63%	10/01/31	156,413
	Construction & Engineering – 0.6%
95,000	AECOM (a)	6.00%	08/01/33	97,566
292,000	Pike Corp. (a)	8.63%	01/31/31	311,934
30,000	Williams Scotsman, Inc. (a)	6.63%	04/15/30	31,046
				440,546
	Construction Materials – 1.0%
129,000	JH North America Holdings, Inc. (a)	6.13%	07/31/32	132,396
288,000	Quikrete Holdings, Inc. (a)	6.75%	03/01/33	299,937
251,000	Smyrna Ready Mix Concrete LLC (a)	8.88%	11/15/31	264,500
				696,833
	Consumer Finance – 0.9%
57,000	Bread Financial Holdings, Inc. (a)	6.75%	05/15/31	57,461
59,000	EZCORP, Inc. (a)	7.38%	04/01/32	62,466
499,000	FirstCash, Inc. (a)	6.88%	03/01/32	518,400
				638,327
	Data Processing & Outsourced Services – 0.2%
80,000	Block, Inc. (a)	5.63%	08/15/30	81,259
54,000	Block, Inc. (a)	6.00%	08/15/33	55,253
				136,512
	Diversified Metals & Mining – 0.1%
57,000	SCIH Salt Holdings, Inc. (a)	4.88%	05/01/28	56,414
	Electric Utilities – 0.9%
126,000	Alpha Generation LLC (a)	6.75%	10/15/32	129,594
391,000	Alpha Generation LLC (a)	6.25%	01/15/34	395,814
78,000	NRG Energy, Inc. (a)	5.75%	01/15/34	78,601
78,000	NRG Energy, Inc. (a)	6.00%	01/15/36	79,393
				683,402
	Environmental & Facilities Services – 1.2%
129,000	Allied Universal Holdco LLC (a)	7.88%	02/15/31	134,450
188,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. (a)	6.88%	06/15/30	193,034
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Environmental & Facilities Services (Continued)
$56,000	Clean Harbors, Inc. (a)	5.75%	10/15/33	$57,274
461,000	Waste Pro USA, Inc. (a)	7.00%	02/01/33	480,327
				865,085
	Fertilizers & Agricultural Chemicals – 0.2%
135,000	Scotts Miracle-Gro Co. (The)	4.38%	02/01/32	125,252
	Food Distributors – 0.3%
221,000	US Foods, Inc. (a)	5.75%	04/15/33	224,462
	Forest Products – 0.0%
31,000	Magnera Corp. (a)	7.25%	11/15/31	26,796
	Health Care Facilities – 0.9%
270,000	AHP Health Partners, Inc. (a)	5.75%	07/15/29	269,689
34,000	Concentra Health Services, Inc. (a)	6.88%	07/15/32	35,506
356,000	Select Medical Corp. (a)	6.25%	12/01/32	361,491
				666,686
	Health Care Services – 0.8%
509,000	Raven Acquisition Holdings LLC (a)	6.88%	11/15/31	521,409
55,000	Surgery Center Holdings, Inc. (a)	7.25%	04/15/32	56,659
				578,068
	Health Care Supplies – 0.3%
250,000	Medline Borrower, L.P. (a)	5.25%	10/01/29	249,212
	Homebuilding – 0.2%
114,000	Ashton Woods USA LLC / Ashton Woods Finance Co. (a)	6.88%	08/01/33	114,372
	Hotels, Resorts & Cruise Lines – 0.2%
28,000	RHP Hotel Properties L.P. / RHP Finance Corp. (a)	6.50%	06/15/33	28,920
106,000	Vail Resorts, Inc. (a)	6.50%	05/15/32	110,141
				139,061
	Housewares & Specialties – 0.4%
43,000	Newell Brands, Inc. (a)	8.50%	06/01/28	44,222
250,000	Newell Brands, Inc.	6.63%	05/15/32	235,625
				279,847
	Human Resource & Employment Services – 1.0%
400,000	TriNet Group, Inc. (a)	7.13%	08/15/31	415,355
410,000	ZipRecruiter, Inc. (a)	5.00%	01/15/30	321,369
				736,724
	Independent Power Producers & Energy Traders – 1.8%
1,042,000	Lightning Power LLC (a)	7.25%	08/15/32	1,106,581
86,000	Talen Energy Supply LLC (a)	6.25%	02/01/34	88,243
86,000	Talen Energy Supply LLC (a)	6.50%	02/01/36	89,124
				1,283,948
	Industrial Machinery & Supplies & Components – 0.7%
79,000	Gates Corp. (The) (a)	6.88%	07/01/29	82,117
289,000	Madison IAQ LLC (a)	5.88%	06/30/29	283,444
125,000	SPX FLOW, Inc. (a)	8.75%	04/01/30	128,331
				493,892
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance Brokers – 8.3%
$705,000	Acrisure LLC / Acrisure Finance, Inc. (a)	7.50%	11/06/30	$729,712
250,000	Acrisure LLC / Acrisure Finance, Inc. (a)	6.75%	07/01/32	256,557
856,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.75%	10/15/27	859,833
231,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.50%	10/01/31	237,176
66,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	7.38%	10/01/32	68,181
755,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (a)	7.13%	05/15/31	775,471
620,000	HUB International Ltd. (a)	7.25%	06/15/30	647,741
625,000	HUB International Ltd. (a)	7.38%	01/31/32	648,155
929,000	Panther Escrow Issuer LLC (a)	7.13%	06/01/31	960,867
752,000	Ryan Specialty LLC (a)	5.88%	08/01/32	765,221
				5,948,914
	Integrated Telecommunication Services – 0.1%
56,000	Windstream Services LLC (a)	7.50%	10/15/33	55,990
	Interactive Media & Services – 0.7%
27,000	Snap, Inc. (a)	6.88%	03/01/33	27,639
393,000	Snap, Inc. (a)	6.88%	03/15/34	401,016
60,000	ZoomInfo Technologies LLC / ZoomInfo Finance Corp. (a)	3.88%	02/01/29	56,655
				485,310
	Internet Services & Infrastructure – 0.2%
174,000	Wulf Compute LLC (a)	7.75%	10/15/30	180,883
	Investment Banking & Brokerage – 0.4%
84,000	Jane Street Group / JSG Finance, Inc. (a)	6.13%	11/01/32	85,549
210,000	Jane Street Group / JSG Finance, Inc. (a)	6.75%	05/01/33	219,227
				304,776
	IT Consulting & Other Services – 0.4%
28,000	CACI International, Inc. (a)	6.38%	06/15/33	29,147
269,000	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. (a)	6.75%	08/15/32	278,066
				307,213
	Leisure Facilities – 0.4%
93,000	Life Time, Inc. (a)	6.00%	11/15/31	94,365
62,000	Six Flags Entertainment Corp. (a)	7.25%	05/15/31	62,205
136,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. / Canada’s Wonderland Co. (a)	6.63%	05/01/32	138,195
				294,765
	Leisure Products – 0.1%
90,000	Amer Sports Co. (a)	6.75%	02/16/31	93,816
	Life Sciences Tools & Services – 1.2%
226,000	Charles River Laboratories International, Inc. (a)	4.00%	03/15/31	213,271
234,000	Fortrea Holdings, Inc. (a)	7.50%	07/01/30	224,942
394,000	Star Parent, Inc. (a)	9.00%	10/01/30	421,196
				859,409
	Managed Health Care – 1.0%
710,000	Molina Healthcare, Inc. (a)	6.25%	01/15/33	715,400
	Movies & Entertainment – 0.4%
379,000	Warner Media Holdings, Inc.	5.14%	03/15/52	288,988
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Oil & Gas Refining & Marketing – 2.2%
$209,000	Sunoco L.P. (a)	5.63%	03/15/31	$209,266
501,000	Sunoco L.P. (a)	5.88%	03/15/34	501,241
355,000	Venture Global LNG, Inc. (a)	8.38%	06/01/31	364,768
470,000	Venture Global LNG, Inc. (a)	9.88%	02/01/32	502,325
				1,577,600
	Oil & Gas Storage & Transportation – 1.0%
14,000	Venture Global Plaquemines LNG LLC (a)	7.50%	05/01/33	15,406
61,000	Venture Global Plaquemines LNG LLC (a)	6.50%	01/15/34	63,933
446,000	Venture Global Plaquemines LNG LLC (a)	7.75%	05/01/35	503,580
132,000	Venture Global Plaquemines LNG LLC (a)	6.75%	01/15/36	139,886
				722,805
	Other Specialty Retail – 0.2%
66,000	PetSmart LLC / PetSmart Finance Corp. (a)	7.50%	09/15/32	65,997
54,000	PetSmart LLC / PetSmart Finance Corp. (a)	10.00%	09/15/33	54,363
				120,360
	Packaged Foods & Meats – 3.0%
106,000	BellRing Brands, Inc. (a)	7.00%	03/15/30	109,412
313,000	Fiesta Purchaser, Inc. (a)	7.88%	03/01/31	331,612
315,000	Fiesta Purchaser, Inc. (a)	9.63%	09/15/32	339,749
159,000	Lamb Weston Holdings, Inc. (a)	4.38%	01/31/32	151,695
160,000	Performance Food Group, Inc. (a)	6.13%	09/15/32	164,472
687,000	Post Holdings, Inc. (a)	6.25%	02/15/32	707,020
335,000	Post Holdings, Inc. (a)	6.38%	03/01/33	340,123
				2,144,083
	Paper & Plastic Packaging Products & Materials – 1.9%
1,153,000	Graham Packaging Co., Inc. (a)	7.13%	08/15/28	1,148,516
109,000	Graphic Packaging International LLC (a)	6.38%	07/15/32	110,567
87,000	Sealed Air Corp. (a)	7.25%	02/15/31	91,434
				1,350,517
	Passenger Ground Transportation – 0.3%
213,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)	8.25%	01/15/30	217,586
	Real Estate Operating Companies – 0.5%
351,000	Service Properties Trust	8.88%	06/15/32	346,766
	Real Estate Services – 0.1%
74,000	Cushman & Wakefield US Borrower LLC (a)	8.88%	09/01/31	79,334
	Research & Consulting Services – 0.7%
500,000	Clarivate Science Holdings Corp. (a)	4.88%	07/01/29	466,875
28,000	Science Applications International Corp. (a)	5.88%	11/01/33	27,945
				494,820
	Restaurants – 0.1%
53,000	Brinker International, Inc. (a)	8.25%	07/15/30	56,177
47,000	Raising Cane’s Restaurants LLC (a)	9.38%	05/01/29	49,203
				105,380
	Security & Alarm Services – 0.5%
318,000	Brink’s Co. (The) (a)	6.75%	06/15/32	330,510
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialized Consumer Services – 1.1%
$734,000	Wand NewCo 3, Inc. (a)	7.63%	01/30/32	$767,855
	Systems Software – 0.3%
212,000	Gen Digital, Inc. (a)	6.25%	04/01/33	218,772
	Technology Hardware, Storage & Peripherals – 0.2%
144,000	Fair Isaac Corp. (a)	6.00%	05/15/33	146,937
	Trading Companies & Distributors – 1.7%
60,000	EquipmentShare.com, Inc. (a)	9.00%	05/15/28	60,527
147,000	EquipmentShare.com, Inc. (a)	8.00%	03/15/33	144,291
196,000	Herc Holdings, Inc. (a)	7.25%	06/15/33	206,793
143,351	PrimeSource Brands (a/k/a Park River Holdings, Inc.) (a)	8.75%	12/31/30	143,309
56,000	PrimeSource Brands (a/k/a Park River Holdings, Inc.) (a)	8.00%	03/15/31	57,696
342,000	QXO Building Products, Inc. (a)	6.75%	04/30/32	354,912
90,000	WESCO Distribution, Inc. (a)	6.38%	03/15/33	94,108
112,000	White Cap Buyer LLC (a)	6.88%	10/15/28	112,071
24,000	White Cap Supply Holdings LLC (a)	7.38%	11/15/30	24,293
				1,198,000
	Transaction & Payment Processing Services – 0.0%
15,000	WEX, Inc. (a)	6.50%	03/15/33	15,355
	Total Corporate Bonds and Notes			37,569,942
	(Cost $37,113,501)
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 37.4%
	Advertising – 0.4%
87,033	Authentic Brands Group (ABG Intermediate Holdings 2 LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	12/21/28	87,095
173,357	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.95%	02/20/32	173,791
				260,886
	Aerospace & Defense – 0.7%
154,619	Spirit AeroSystems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.34%	01/15/27	155,248
328,471	Vista Management Holding, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	03/31/31	331,345
				486,593
	Air Freight & Logistics – 0.5%
362,147	Phoenix Aviation Capital Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.11%	10/28/30	359,318
	Application Software – 5.5%
101,156	Avalara, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.74%	03/29/32	101,485
107,943	Clearwater Analytics LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.46%	04/21/32	108,348
118,776	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	7.76%	09/30/28	119,094
685,411	Darktrace PLC (Leia Finco US LLC), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.19%	10/09/32	685,839
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$132,151	Genesys Cloud Services Holding II LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	01/31/32	$130,896
23,628	Inmar, Inc., Refi Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.46%	10/30/31	23,549
57,345	Inmar, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.34%-8.50%	10/30/31	57,154
355,199	Internet Brands, Inc. (Web MD / MH Sub I. LLC), 2023 New Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.25%	05/03/28	323,943
668,670	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	584,458
584,100	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	225,559
683,829	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	03/01/29	651,060
129,740	N-Able, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	7.21%	07/19/28	130,227
124,028	OSTTRA (Orion US Finco, Inc.), 1st Lien Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.43%	10/10/32	124,774
149,417	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Second Lien Term Loan, 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.00%	05/08/33	145,868
101,059	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.25%	10/28/30	101,203
169,026	Starlight Parent LLC, Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	04/16/32	168,393
164,105	X.AI LLC, Fixed Rate Term Loan	12.50%	06/30/30	172,002
104,737	X.AI LLC, Floating Rate Term Loan B, 6 Mo. CME Term SOFR + 7.25%, 0.00% Floor	11.12%	06/30/30	102,259
				3,956,111
	Asset Management & Custody Banks – 2.0%
550,631	Ascensus Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	08/02/28	551,923
374,684	Edelman Financial Engines Center LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	04/07/28	376,387
366,581	Edelman Financial Engines Center LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.21%	10/06/28	367,726
135,288	Jump Financial LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	02/26/32	135,879
				1,431,915
	Automotive Retail – 0.6%
459,004	Mavis Tire Express Services Topco Corp., Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.20%	05/04/28	460,471
	Building Products – 0.2%
69,088	LBM Acquisition LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.75% Floor	7.88%	06/06/31	66,901
91,804	LBM Acquisition LLC, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	9.03%	06/06/31	91,410
				158,311
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Casinos & Gaming – 0.1%
$94,117	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., Refi Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.21%	01/29/29	$94,141
	Construction & Engineering – 0.4%
74,269	Centuri Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.23%	07/09/32	74,696
202,789	Green Infrastructure, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	09/24/32	203,360
				278,056
	Construction Materials – 0.4%
298,485	Quikrete Holdings, Inc., Term Loan B2 2029, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	03/18/29	299,173
	Data Processing & Outsourced Services – 0.3%
72,086	Paysafe Holdings US Corp., Facility B1 Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	6.83%	06/28/28	72,177
134,838	Skopima Consilio Parent LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.71%	05/17/28	116,923
				189,100
	Diversified Support Services – 0.5%
193,659	Aggreko Holdings, Inc., Extended Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.21%	05/21/31	195,113
178,771	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.45%	02/22/31	170,279
				365,392
	Education Services – 0.1%
98,452	Prometric Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	06/24/32	99,068
	Electronic Equipment & Instruments – 0.4%
122,503	DG Investment Intermediate Holdings 2, Inc., Second Lien, 1 Mo. CME Term SOFR + 5.50%, 0.00% Floor	9.46%	07/31/33	122,962
75,997	DG Investment Intermediate Holdings 2, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	07/10/32	76,283
112,173	VeriFone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.25%, 0.00% Floor	9.35%	08/21/28	107,701
				306,946
	Food Distributors – 0.1%
72,611	C&S Wholesale Grocers, Inc., Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	9.00%	09/23/30	71,748
	Health Care Facilities – 0.9%
165,209	Ardent Health Services Inc (AHP Health Partners, Inc.), Extended Term Loan, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.21%	09/18/32	166,062
488,214	IVC Evidensia (VetStrategy Canada / IVC Acquisition Midco Ltd.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	12/06/28	490,899
				656,961
	Health Care Services – 2.4%
370,044	Ensemble RCM LLC, 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.84%	08/01/29	371,942
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$679,739	ExamWorks Group, Inc. (Electron Bidco), Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	11/01/28	$683,328
50,405	Onex TSG Intermediate Corp., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	08/06/32	50,707
617,926	Opal US LLC, Refi Term Loan B4 (USD), 2 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.90%	04/23/32	621,305
				1,727,282
	Health Care Supplies – 0.1%
63,381	Sharp Services LLC, Term Loan E, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.99%	09/29/32	63,698
	Health Care Technology – 3.8%
966,359	athenahealth Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/15/29	963,489
616,222	Cotiviti, Inc. (Verscend Technologies, Inc.), Fixed Rate Term Loan	7.63%	05/01/31	607,172
673,815	Project Ruby Ultimate Parent Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.83%	03/10/28	676,342
514,460	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	10/22/29	515,211
				2,762,214
	Home Furnishings – 0.1%
53,703	Restoration Hardware (RH), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.31%	10/20/28	52,573
	Household Products – 0.1%
101,353	Essential Home (Lavender Dutch BorrowerCo BV), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%	12/31/32	101,543
	Industrial Machinery & Supplies & Components – 0.6%
425,113	TK Elevator US Newco, Inc., Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.20%	04/30/30	428,214
	Insurance Brokers – 3.3%
58,214	Acrisure LLC, Term Loan B-6 2030, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	11/06/30	58,250
49,838	CFC USA 2025 LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	07/01/32	48,841
228,773	Goosehead Insurance Holdings LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.05%	01/08/32	229,631
733,601	Howden Group Holdings, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.46%	04/18/30	737,768
131,898	Hyperion Refinance Sarl, 2031 Maturity Refi Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/18/31	132,263
761,702	OneDigital Borrower LLC, Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.21%	07/02/32	769,799
110,003	Trucordia Insurance Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	06/17/32	110,553
310,902	Truist Insurance Holdings LLC (McGriff / Panther Escrow), Second Lien Term Loan, 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	8.75%	05/06/32	316,148
				2,403,253
	Interactive Media & Services – 0.9%
256,967	Twitter, Inc. (X Corp.), Fixed Rate Term Loan B-3	9.50%	10/29/29	258,091
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Interactive Media & Services (Continued)
$361,296	Twitter, Inc. (X Corp.), Term Loan B-1, 6 Mo. CME Term SOFR + CSA + 6.50%, 0.50% Floor	10.45%	10/26/29	$352,715
				610,806
	IT Consulting & Other Services – 1.1%
637,665	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.10%	10/01/27	632,883
124,627	Shift4 Payments LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	07/03/32	125,614
				758,497
	Life Sciences Tools & Services – 0.8%
445,453	Parexel International Corp. (Phoenix Newco), 2025 Refi Term Loan, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.46%	11/15/28	447,181
50,704	Sotera Health Holdings, LLC (Sterigenics), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.34%	05/30/31	50,958
69,858	Syneos Health, Inc. (Star Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	09/30/30	70,061
				568,200
	Metal, Glass & Plastic Containers – 0.3%
177,290	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	7.90%-8.19%	09/15/28	177,522
	Other Diversified Financial Services – 0.0%
21,269	Pinnacle Buyer LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.49%	10/01/32	21,389
	Other Specialty Retail – 1.1%
81,367	Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan B-3, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	7.21%	01/23/32	81,469
491,817	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.51%	03/04/28	485,694
111,679	PetSmart, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	08/18/32	110,284
88,733	Savers, Inc. (Evergreen AcqCo 1 L.P.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.03%	09/15/32	88,921
				766,368
	Packaged Foods & Meats – 0.2%
122,923	Savor Acquisition, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.84%	02/19/32	123,589
	Passenger Airlines – 0.6%
74,394	AAdvantage Loyalty IP Ltd., 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.13%	05/31/32	74,766
344,293	American Airlines, Inc., Term Loan B 2027, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.69%	01/29/27	343,971
				418,737
	Research & Consulting Services – 1.4%
16,319	Amspec Parent LLC, Refi Delayed Draw Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.40%	12/22/31	16,457
105,914	Amspec Parent LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	12/22/31	106,808
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Research & Consulting Services (Continued)
$556,655	Camelot US Acquisition LLC, 2025 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	01/31/31	$553,699
314,492	Grant Thornton Advisors LLC, Incremental Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	05/30/31	315,756
27,106	Grant Thornton Advisors LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	05/30/31	27,059
				1,019,779
	Restaurants – 3.2%
1,664,347	IRB Holding Corp. (Arby’s / Inspire Brands), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.46%	12/15/27	1,668,541
628,277	Whatabrands LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.46%	08/03/28	630,378
				2,298,919
	Security & Alarm Services – 1.2%
790,323	Garda World Security Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.05%	02/01/29	791,805
88,571	Kidde Home Safety, LLC (LSF12 Crown US Commercial Bidco, LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.66%	12/02/31	89,207
				881,012
	Semiconductor Materials & Equipment – 0.4%
295,356	Gryphon Debt Merger Sub, Inc., Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.88%	09/12/32	297,111
	Soft Drinks & Non-alcoholic Beverages – 0.2%
159,444	Celsius Holdings, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.48%	03/31/32	160,490
	Specialty Chemicals – 0.4%
265,939	Highline Aftermarket Acquisition LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.70%	02/19/30	267,104
	Systems Software – 1.5%
75,574	Idera, Inc. (Flash Charm), Second Lien Term Loan, 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor	11.20%	03/02/29	61,215
14,110	Kaseya, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.96%	03/20/33	13,995
193,800	KnowBe4, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	07/26/32	193,800
623,410	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	08/31/28	627,231
96,704	Proofpoint, Inc., Incr Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.00%	08/31/28	97,297
101,845	SUSE (Marcel Bidco LLC), Refi Term Loan B9, Daily CME Term SOFR + 3.00%, 0.50% Floor	7.13%-7.31%	11/13/30	102,227
				1,095,765
	Trading Companies & Distributors – 0.6%
37,853	QXO Building Products, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	04/30/32	37,965
71,939	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	11/29/30	69,280
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (b)	Stated Maturity (c)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Trading Companies & Distributors (Continued)
$281,966	White Cap Supply Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	10/29/29	$282,977
				390,222
	Total Senior Floating-Rate Loan Interests			26,868,477
	(Cost $27,164,051)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 5.3%
	Aerospace & Defense – 0.2%
168,000	Bombardier, Inc. (a)	6.75%	06/15/33	176,568
	Air Freight & Logistics – 0.2%
138,000	Phoenix Aviation Capital Ltd. (a)	9.25%	07/15/30	145,498
	Automotive Parts & Equipment – 0.2%
175,000	Clarios Global LP / Clarios US Finance Co. (a)	6.75%	09/15/32	179,192
	Data Processing & Outsourced Services – 0.3%
216,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (a)	4.00%	06/15/29	203,432
	Diversified Support Services – 0.1%
86,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. (a)	7.00%	05/21/30	88,974
	Health Care Services – 0.2%
140,000	Opal Bidco SAS (a)	6.50%	03/31/32	144,312
	Hotels, Resorts & Cruise Lines – 0.9%
230,000	Carnival Corp. (a)	5.88%	06/15/31	237,376
290,000	Carnival Corp. (a)	5.75%	08/01/32	298,275
56,000	NCL Corp Ltd. (a)	6.75%	02/01/32	57,578
28,000	Viking Cruises Ltd. (a)	5.88%	10/15/33	28,481
				621,710
	Insurance Brokers – 1.6%
710,000	Ardonagh Finco Ltd. (a)	7.75%	02/15/31	743,293
210,000	Ardonagh Group Finance Ltd. (a)	8.88%	02/15/32	219,334
172,000	Jones Deslauriers Insurance Management, Inc. (a)	8.50%	03/15/30	180,778
				1,143,405
	Metal, Glass & Plastic Containers – 0.6%
292,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC (a)	6.00%	06/15/27	292,937
44,000	Canpack SA / Canpack US LLC (a)	3.88%	11/15/29	41,829
87,000	Trivium Packaging Finance B.V. (a)	8.25%	07/15/30	90,212
				424,978
	Packaged Foods & Meats – 0.5%
356,000	Froneri Lux FinCo SARL (a)	6.00%	08/01/32	359,561
	Specialized Consumer Services – 0.5%
327,000	Belron UK Finance PLC (a)	5.75%	10/15/29	331,540
	Total Foreign Corporate Bonds and Notes			3,819,170
	(Cost $3,745,561)

See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
26,696	Akorn, Inc. (d) (e) (f)	$1,068
	(Cost $306,038)
RIGHTS – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (f) (g) (h) (i)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (f) (g) (h) (i)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS – 4.9%
3,533,593	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (j)	3,533,593
	(Cost $3,533,593)
	Total Investments – 99.8%	71,792,250
	(Cost $71,862,744)
	Net Other Assets and Liabilities – 0.2%	179,199
	Net Assets – 100.0%	$71,971,449

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $40,033,195 or
55.6% of net assets.

(b)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(c)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(d)	This issuer has filed for protection in bankruptcy court.
(e)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(f)	Non-income producing security.
(g)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $0 or 0.0% of net assets.

(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$37,569,942	$—	$37,569,942	$—
Senior Floating-Rate Loan Interests*	26,868,477	—	26,868,477	—
Foreign Corporate Bonds and Notes*	3,819,170	—	3,819,170	—
Common Stocks*	1,068	—	1,068	—
Rights*	— **	—	—	— **
Money Market Funds	3,533,593	3,533,593	—	—
Total Investments	$71,792,250	$3,533,593	$68,258,657	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 71,792,250
Cash	11,607
Receivables:
Interest	891,732
Investment securities sold	211,028
Fund shares sold	38,849
Prepaid expenses	32,250
Unrealized appreciation on unfunded loan commitments	47
Total Assets	72,977,763
LIABILITIES:
Payables:
Investment securities purchased	568,559
Fund shares redeemed	275,153
Audit and tax fees	63,289
Investment advisory fees	25,354
Administrative fees	18,092
Transfer agent fees	17,281
12b-1 distribution and service fees	10,563
Distributions	10,023
Shareholder reporting fees	6,345
Custodian fees	3,762
Commitment fees	1,946
Trustees’ fees and expenses	1,680
Registration fees	1,305
Financial reporting fees	833
Legal fees	592
Other liabilities	1,537
Total Liabilities	1,006,314
NET ASSETS	$71,971,449
NET ASSETS consist of:
Paid-in capital	$ 98,325,943
Par value	39,754
Accumulated distributable earnings (loss)	(26,394,248)
NET ASSETS	$71,971,449
Investments, at cost	$71,862,744
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $10,435,503 and 576,394 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$18.10
Maximum sales charge (3.50% of offering price)	0.66
Maximum offering price to public	$18.76
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $9,639,979 and 532,915 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$18.09
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $51,895,967 and 2,866,138 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$18.11
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$ 5,258,039
Dividends	17
Other	13,579
Total investment income	5,271,635
EXPENSES:
Investment advisory fees	466,169
12b-1 distribution and/or service fees:
Class A	27,490
Class C	99,444
Transfer agent fees	108,738
Audit and tax fees	70,485
Administrative fees	61,187
Registration fees	56,829
Shareholder reporting fees	31,464
Commitment Fees	28,609
Trustees’ fees and expenses	18,550
Legal fees	13,393
Financial reporting fees	9,500
Custodian fees	6,537
Other	15,119
Total expenses	1,013,514
Fees waived by the investment advisor	(164,219)
Net expenses	849,295
NET INVESTMENT INCOME (LOSS)	4,422,340
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(955,019)
Net change in unrealized appreciation (depreciation) on:
Investments	1,357,638
Unfunded loan commitments	47
Net change in unrealized appreciation (depreciation)	1,357,685
NET REALIZED AND UNREALIZED GAIN (LOSS)	402,666
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,825,006
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ 4,422,340	$ 5,647,904
Net realized gain (loss)	(955,019)	(1,674,730)
Net change in unrealized appreciation (depreciation)	1,357,685	4,205,025
Net increase (decrease) in net assets resulting from operations	4,825,006	8,178,199
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(679,357)	(946,705)
Class C Shares	(542,011)	(752,212)
Class I Shares	(3,263,678)	(4,701,627)
Total distributions to shareholders from investment operations	(4,485,046)	(6,400,544)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	(15,931)	(12,161)
Class C shares	(12,710)	(9,663)
Class I shares	(76,533)	(60,395)
Total distributions to shareholders from return of capital	(105,174)	(82,219)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	19,490,080	9,648,350
Proceeds from shares reinvested	4,342,698	6,147,034
Cost of shares redeemed	(25,987,060)	(33,962,939)
Net increase (decrease) in net assets resulting from capital transactions	(2,154,282)	(18,167,555)
Total increase (decrease) in net assets	(1,919,496)	(16,472,119)
NET ASSETS:
Beginning of period	73,890,945	90,363,064
End of period	$71,971,449	$73,890,945
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights
For a Share outstanding throughout each period

	Year Ended October 31,
Class A Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 18.03	$ 17.69	$ 17.70	$ 19.57	$ 18.91
Income from investment operations:
Net investment income (loss) (a)	1.10	1.25	1.15	0.80	0.67
Net realized and unrealized gain (loss)	0.11	0.52	0.08	(1.91)	0.62
Total from investment operations	1.21	1.77	1.23	(1.11)	1.29
Distributions paid to shareholders from:
Net investment income	(1.11)	(1.41)	(1.24)	(0.76)	(0.63)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(1.14)	(1.43)	(1.24)	(0.76)	(0.63)
Net asset value, end of period	$18.10	$18.03	$17.69	$17.70	$19.57
Total return (b)	6.97%	10.31%	7.08%	(5.78)%	6.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,436	$ 11,960	$ 14,143	$ 15,996	$ 17,823
Ratio of total expenses to average net assets	1.61% (c)	1.54%	1.40%	1.27%	1.21%
Ratio of net expenses to average net assets	1.26% (c)	1.25%	1.26% (d)	1.26% (d)	1.21%
Ratio of net investment income (loss) to average net assets	6.09%	6.91%	6.45%	4.30%	3.40%
Portfolio turnover rate	84%	64%	51%	54%	90%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $250,000 or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the net expense ratio would have been 1.25%.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.23%.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class C Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 18.01	$ 17.68	$ 17.69	$ 19.56	$ 18.90
Income from investment operations:
Net investment income (loss) (a)	0.96	1.11	1.00	0.65	0.52
Net realized and unrealized gain (loss)	0.12	0.52	0.09	(1.90)	0.62
Total from investment operations	1.08	1.63	1.09	(1.25)	1.14
Distributions paid to shareholders from:
Net investment income	(0.98)	(1.28)	(1.10)	(0.62)	(0.48)
Return of capital	(0.02)	(0.02)	—	—	—
Total distributions	(1.00)	(1.30)	(1.10)	(0.62)	(0.48)
Net asset value, end of period	$18.09	$18.01	$17.68	$17.69	$19.56
Total return (b)	6.18%	9.45%	6.29%	(6.49)%	6.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 9,640	$ 10,197	$ 10,628	$ 10,962	$ 16,375
Ratio of total expenses to average net assets	2.38%	2.33%	2.20%	2.02%	1.96%
Ratio of net expenses to average net assets	2.01% (c)	2.00%	2.06% (d)	2.01% (d)	1.96%
Ratio of net investment income (loss) to average net assets	5.34%	6.16%	5.61%	3.49%	2.65%
Portfolio turnover rate	84%	64%	51%	54%	90%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the net expense ratio would have been 2.00%.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 2.02%.
See Notes to Financial Statements

First Trust Short Duration High Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class I Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 18.03	$ 17.69	$ 17.71	$ 19.59	$ 18.93
Income from investment operations:
Net investment income (loss) (a)	1.14	1.30	1.18	0.84	0.72
Net realized and unrealized gain (loss)	0.12	0.52	0.09	(1.92)	0.61
Total from investment operations	1.26	1.82	1.27	(1.08)	1.33
Distributions paid to shareholders from:
Net investment income	(1.15)	(1.46)	(1.29)	(0.80)	(0.67)
Return of capital	(0.03)	(0.02)	—	—	—
Total distributions	(1.18)	(1.48)	(1.29)	(0.80)	(0.67)
Net asset value, end of period	$18.11	$18.03	$17.69	$17.71	$19.59
Total return (b)	7.24%	10.58%	7.32%	(5.58)%	7.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 51,896	$ 51,734	$ 65,592	$ 111,415	$ 135,604
Ratio of total expenses to average net assets	1.18% (c)	1.10%	1.19%	1.02%	0.96%
Ratio of net expenses to average net assets	1.01% (c)	1.00%	1.05% (d)	1.01% (d)	0.96%
Ratio of net investment income (loss) to average net assets	6.34%	7.18%	6.57%	4.52%	3.65%
Portfolio turnover rate	84%	64%	51%	54%	90%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.The total returns would have been lower if certain fees had not been waived by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the net expense ratio would have been 1.00%.
(d)	Includes excise tax. If this excise tax expense was not included, the net expense ratio would have been 1.01%.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Short Duration High Income Fund
October 31, 2025
1. Organization
First Trust Short Duration High Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund seeks to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in high yield debt securities and bank loans that are rated below-investment grade or unrated. High yield debt securities are below-investment grade debt securities, commonly known as “junk bonds.” For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At October 31, 2025, the Fund had no when-issued, delayed-delivery or forward purchase agreements (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of October 31, 2025, the Fund had the following unfunded loan commitments:

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Savor Acquisition, Inc.	$ 11,626	$ 11,664	$ 11,688	$ 24
Summit Companies (Pinnacle Buyer, LLC)	4,090	4,090	4,113	23
		$15,754	$15,801	$47
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	26,696	$0.04	$306,038	$1,068	0.00%*
* Amount is less than 0.1%.
E. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $27,337, a decrease in accumulated net realized gain (loss) of $27,411, and an increase to paid-in capital of $74. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$4,485,046	$6,400,544
Capital gains	—	—
Return of capital	105,174	82,219

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
As of October 31, 2025, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(26,224,073)
Net unrealized appreciation (depreciation)	(170,175)
Total accumulated earnings (losses)	(26,394,248)
Other	—
Paid-in capital	98,365,697
Total net assets	$71,971,449
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring net capital loss carryforwards for federal income tax purposes of $26,224,073.
Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$71,962,472	$911,671	$(1,081,893)	$(170,222)
G. Expenses
The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) through February 28, 2027 and then from exceeding 1.35% from March 1, 2027 through February 28, 2036 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust are subject to recovery on the Fund’s class level, if applicable, by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2025 and the expenses borne by First Trust and subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2025	Total
$ 164,219	$ —	$ 156,230	$ 130,620	$ 164,219	$ 451,069
BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNY IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY IS and BNY are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Value	Shares	Value
Sales:
Class A	68,422	$1,235,378	64,645	$1,164,936
Class C	25,722	463,052	59,537	1,071,827
Class I	985,655	17,791,650	410,345	7,411,587
Total Sales	1,079,799	$19,490,080	534,527	$9,648,350
Dividend Reinvestment:
Class A	33,391	$601,800	45,714	$824,753
Class C	25,423	457,864	35,346	637,186
Class I	182,130	3,283,034	259,626	4,685,095
Total Dividend Reinvestment	240,944	$4,342,698	340,686	$6,147,034
Redemptions:
Class A	(188,849)	$(3,412,818)	(246,260)	$(4,424,750)
Class C	(84,348)	(1,518,127)	(129,942)	(2,341,542)
Class I	(1,171,304)	(21,056,115)	(1,507,245)	(27,196,647)
Total Redemptions	(1,444,501)	$(25,987,060)	(1,883,447)	$(33,962,939)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2025, were $68,392,497 and $56,475,930, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Short Duration High Income Fund
October 31, 2025
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Short Duration High Income Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Short Duration High Income Fund
October 31, 2025 (Unaudited)
Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Series Fund (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.
James A. Bowen* Votes For Votes Withheld	30,793,084 224,044
Thomas J. Driscoll** Votes For Votes Withheld	30,803,794 213,334
Richard E. Erickson* Votes For Votes Withheld	30,646,724 370,404
Thomas R. Kadlec* Votes For Votes Withheld	30,663,695 353,433
Denise M. Keefe*** Votes For Votes Withheld	30,691,353 325,775
Robert F. Keith* Votes For Votes Withheld	30,688,459 328,669
Niel B. Nielson* Votes For Votes Withheld	30,619,318 397,810
Bronwyn Wright*** Votes For Votes Withheld	19,532,390 11,484,738

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
The applicable aggregate remuneration paid by the Fund during the period covered by the report is included in the Statement of Operations.

Other Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2025 (Unaudited)
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the First Trust Short Duration High Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In addition to the written materials provided by the Advisor, at the June 8–9, 2025 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable by the Fund under the Agreement for the services provided.  The Board considered that the Advisor agreed to extend the current expense caps for each share class through March 1, 2027 and agreed to keep the long-term expense cap in place from March 1, 2027 through February 28, 2036.  The Board noted that fees waived or expenses borne

Other Information (Continued)
First Trust Short Duration High Income Fund
October 31, 2025 (Unaudited)
by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that the Fund (Class A shares) underperformed the Performance Universe median and the blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024.  The Board noted the Leveraged Finance Investment Team’s discussion of the Fund’s performance at the June 8–9, 2025 meeting.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

First Trust Managed Municipal Fund

Annual Financial Statements and Other Information
For the Year Ended
October 31, 2025

First Trust Managed Municipal Fund
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Managed Municipal Fund (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

First Trust Managed Municipal Fund
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 99.3%
	Alabama – 4.3%
$500,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	$533,216
640,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	676,576
360,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/44	372,647
500,000	Jacksonville Pub Eductnl Bldg Auth JSU Fdtn Proj, Ser A, BAM	5.13%	08/01/44	526,166
500,000	SE Energy Auth AL Cooperative Dist Cmdy Sply Rev Proj #6, Ser B (Mandatory put 06/01/30)	5.00%	01/01/54	533,333
				2,641,938
	Arizona – 1.0%
350,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	4.00%	07/01/29	346,869
270,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	278,197
				625,066
	Arkansas – 0.4%
250,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond United States Steel Corp Proj, AMT	5.45%	09/01/52	251,242
	California – 8.0%
600,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	613,598
835,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	853,390
250,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	248,931
500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	500,464
250,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Poseidon Res LP Desalination Proj, AMT (a)	5.00%	07/01/36	270,312
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/40	1,117,905
25,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	27,422
250,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser A, AMT	5.25%	05/15/48	253,767
500,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	555,399
500,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/49	506,110
				4,947,298
	Colorado – 3.6%
650,000	Adams & Arapahoe Cntys CO Jt Sch Dist #28J Aurora, COPS, BAM	5.25%	12/01/43	702,376
900,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.50%	11/15/33	1,039,492
500,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	502,560
				2,244,428
	Connecticut – 0.5%
330,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/26	333,898
	District of Columbia – 1.1%
650,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/40	704,088
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida – 9.3%
$400,000	Beach Cmnty Dev Dist FL Capital Impt Rev Ref, AG	5.25%	05/01/44	$417,742
500,000	Berry Bay II CDD FL Spl Assmnt Proj, Ser 2024	5.20%	05/01/44	499,398
250,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	5.13%	06/15/32	265,361
320,000	Broward Cnty FL Port Facs Rev, AMT	5.00%	09/01/38	344,555
500,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utilities Proj, AMT	5.88%	10/01/45	520,909
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Area 1 Proj (a)	4.00%	05/01/40	477,535
605,000	Jea FL Elec Sys Rev Ref, Ser Three A	3.00%	10/01/40	537,096
1,000,000	Lakewood Ranch FL Stewardship Dist Util Rev Sys Acq Proj, AG	5.25%	10/01/48	1,054,862
75,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt, Ser B	5.00%	11/15/42	75,995
285,000	Pasco Cnty FL Sch Brd, Ser A, COPS, AG	5.00%	08/01/37	312,452
495,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.50%	05/01/31	499,664
400,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/36	407,042
305,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	314,359
				5,726,970
	Georgia – 3.7%
500,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	3.95%	11/01/52	500,000
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	503,839
740,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/30	784,910
500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	514,171
				2,302,920
	Hawaii – 1.5%
500,000	HI St Arpts Sys Rev, Ser A, AMT	5.00%	07/01/43	507,968
500,000	Honolulu City & Cnty HI Brd of Wtr Sply Wtr Sys Rev, Ser A	3.00%	07/01/41	432,004
				939,972
	Idaho – 0.9%
505,000	ID St Hlth Facs Auth Rev Ref St Lukes Hlth Sys Proj, Ser A	5.00%	03/01/34	535,599
	Illinois – 2.5%
750,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/40	775,192
500,000	IL St	5.50%	05/01/39	535,681
250,000	IL St, Ser A	5.50%	03/01/47	263,048
				1,573,921
	Indiana – 3.4%
525,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	529,333
500,000	IN St Fin Auth Stdt Hsg Rev Sr Stdt Hsg Proj, Ser A	5.00%	07/01/54	503,057
375,000	Valparaiso IN Exempt Facs Rev Ref Pratt Paper LLC Proj, AMT (a)	4.50%	01/01/34	388,236
700,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	708,257
				2,128,883
	Iowa – 0.9%
500,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42) (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	576,273
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky – 3.1%
$1,000,000	Boyle Cnty KY Eductnl Facs Rev Ref Centre Clg, Ser A	5.25%	06/01/43	$1,054,939
250,000	KY St Property & Bldgs Commn Revs Proj No. 128, Ser A	5.50%	11/01/42	280,071
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/38	604,332
				1,939,342
	Louisiana – 2.6%
490,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	483,775
400,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (a)	5.00%	10/01/43	400,000
500,000	Saint John the Baptist Parish LA Rev Ref Var Marathon Oil Corp Proj Remk, Ser A-1 (Mandatory put 07/01/26)	4.05%	06/01/37	503,702
250,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-2 (Mandatory put 07/01/26)	2.38%	06/01/37	249,132
				1,636,609
	Maine – 1.2%
700,000	MA St Fin Auth Sol Wst Disp Rev Casella Waste Sys Inc Proj Remk, Ser R-3, AMT (a)	5.00%	08/01/35	723,711
	Maryland – 1.7%
1,000,000	MD St Econ Dev Corp Var Ref Constellation Energy Grp Proj Remk, Ser B (Mandatory put 04/03/28)	4.10%	10/01/36	1,030,334
	Massachusetts – 0.7%
390,000	MA St Dev Fin Agy Rev Tufts Univ Stdt Hsg Proj Prg Medford Properties Inc	5.25%	06/01/41	429,712
	Missouri – 0.8%
500,000	Saint Louis Cnty MO Indl Dev Auth Sr Living Facs Ref Friendship Vlg St. Louis	5.00%	09/01/48	486,828
	New Hampshire – 1.2%
200,000	NH St Busn Fin Auth Wtr Fac Rev Pennichuck Wtr Wks Inc Proj, Ser A, AMT	5.50%	04/01/43	206,191
500,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.00%	08/01/41	541,332
				747,523
	New Jersey – 1.9%
40,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser 1A, AMT	4.00%	12/01/30	40,001
565,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	620,575
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	528,080
				1,188,656
	New Mexico – 1.6%
500,000	NM St Muni Energy Acq Auth Gas Sply Ref (Mandatory put 11/01/30)	5.00%	06/01/54	536,906
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.25%	05/01/40	472,356
				1,009,262
	New York – 7.3%
750,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.25%	07/01/52	757,849
400,000	Long Beach NY, Ser B, BAM	5.25%	07/15/42	422,329
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$125,000	New York City NY Transitional Fin Auth Rev Sub, Subser F-3	3.00%	02/01/39	$112,177
250,000	New York City NY Transitional Fin Auth Rev Subord Fiscal 2026, Ser A, Subser A-1	5.25%	05/01/46	271,005
500,000	NY NY, Ser B, Subser B-1	5.25%	10/01/40	548,595
500,000	NY St Dorm Auth Rev Non St Supported Debt Orchard Park CCRC Inc Obligated Grp (c)	5.13%	11/15/50	504,015
750,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	762,578
1,000,000	Yonkers NY, Ser F, BAM	5.00%	11/15/39	1,108,235
				4,486,783
	North Carolina – 0.6%
380,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/39	396,973
	Ohio – 2.5%
500,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.25%	01/01/41	539,490
500,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/49	516,465
500,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	492,711
				1,548,666
	Oklahoma – 0.6%
300,000	Tulsa OK Muni Arpt Trust Trustees Ref American Airls Inc Proj, AMT	6.25%	12/01/40	336,717
	Oregon – 3.4%
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	245,736
270,000	OR St Dept of Transprtn Hwy User Tax Rev Subord Lien, Ser A	5.00%	11/15/39	289,892
955,000	Port of Portland OR Arpt Rev, Ser Twenty Seven A, AMT	5.00%	07/01/30	1,041,585
500,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/41	510,135
				2,087,348
	Pennsylvania – 7.5%
500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	504,657
700,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/36	707,156
500,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/15/26)	3.85%	04/01/49	499,657
1,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.50%	06/30/37	1,091,219
500,000	PA St Econ Dev Fing Auth UPMC Rev Ref UPMC Obligated Grp, Ser B	5.00%	03/15/41	538,841
750,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.00%	12/01/39	826,897
450,000	Philadelphia PA, Ser A	4.00%	05/01/41	446,966
				4,615,393
	Puerto Rico – 1.3%
750,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	741,973
77,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	77,021
				818,994
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina – 4.7%
$205,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	$204,184
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.50%	11/01/46	539,681
350,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/34	374,102
350,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.25%	11/01/42	386,816
545,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AG	5.50%	12/01/40	606,446
750,000	SC St Pub Svc Auth Rev, Ser A	5.00%	12/01/45	786,793
				2,898,022
	Tennessee – 0.9%
500,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.50%	07/01/41	542,790
	Texas – 6.3%
300,000	Canton TX Indep Sch Dist	5.25%	02/15/42	334,126
400,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	426,854
500,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/37	548,581
500,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (a)	5.13%	09/01/42	501,740
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott and White Hlth Proj, Ser F (Mandatory put 11/15/30)	5.00%	11/15/52	814,608
390,000	Trophy Club TX Pub Impt Dist #1 Spl Assmnt Rev Ref	5.00%	09/01/32	419,362
500,000	TX St Muni Gas Acq & Sply Corp IV, Ser B	5.50%	01/01/32	555,320
245,000	TX St Wtr Dev Brd St Revolving Fund	5.00%	08/01/37	272,974
				3,873,565
	Utah – 1.9%
500,000	Fields Estates Pub Infra Dist UT Spl Assmnt Fields Estates Assmnt Area, Ser A-2 (a)	5.25%	12/01/53	491,856
685,000	Midas Mountain Veterans Prog Pub Infra Dist (a)	5.20%	06/01/54	676,188
				1,168,044
	Virginia – 2.5%
425,000	Salem VA Econ Dev Auth Eductnl Facs Rev Roanoke Clg	6.00%	04/01/50	447,733
625,000	VA St Cmwlth Transprtn Brd Transprtn Rev	3.00%	05/15/41	545,456
500,000	VA St Small Busn Fing Auth Hlthcare Facs Rev Ref Mary Washington Hlthcare Obligated Grp, Ser A-1	5.00%	06/15/38	556,113
				1,549,302
	Wisconsin – 2.1%
400,000	Pub Fin Auth WI Edu Rev Ref Pinecrest Acdmy NV Sloan Canyon Cmps Proj, Ser A (a)	4.50%	07/15/49	351,678
375,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.00%	06/15/39	403,851
500,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.00%	12/01/38	545,870
				1,301,399
See Notes to Financial Statements

First Trust Managed Municipal Fund
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wyoming – 1.8%
$1,000,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/40	$1,100,284

Total Investments – 99.3%	61,448,753
(Cost $59,866,440)
Net Other Assets and Liabilities – 0.7%	455,601
Net Assets – 100.0%	$61,904,354

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment.
At October 31, 2025, securities noted as such amounted to $5,849,876 or 9.4% of net assets.

(b)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
COPS	– Certificates of Participation

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$61,448,753	$—	$61,448,753	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal Fund
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 61,448,753
Cash	56,263
Receivables:
Interest	960,861
Fund shares sold	209,335
Common Shares issued under the Dividend Reinvestment Plan	3,706
Prepaid expenses	19,703
Total Assets	62,698,621
LIABILITIES:
Payables:
Investment securities purchased	503,305
Fund shares redeemed	181,449
Audit and tax fees	48,289
Investment advisory fees	27,113
Administrative fees	15,378
Transfer agent fees	8,292
Shareholder reporting fees	2,840
Trustees’ fees and expenses	1,680
Commitment and administrative agency fees	1,418
Legal fees	1,181
Custodian fees	1,102
Registration fees	936
Financial reporting fees	833
12b-1 distribution and service fees	107
Other liabilities	344
Total Liabilities	794,267
NET ASSETS	$61,904,354
NET ASSETS consist of:
Paid-in capital	$ 61,018,851
Par value	30,346
Accumulated distributable earnings (loss)	855,157
NET ASSETS	$61,904,354
Investments, at cost	$59,866,440
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $508,324 and 24,851 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.45
Maximum sales charge (3.50% of offering price)	0.74
Maximum offering price to public	$21.19
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $61,396,030 and 3,009,724 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.40
See Notes to Financial Statements

First Trust Managed Municipal Fund
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$ 3,020,020
Total investment income	3,020,020
EXPENSES:
Investment advisory fees	355,527
Audit and tax fees	55,485
Administrative fees	51,561
Registration fees	48,774
Transfer agent fees	41,055
Shareholder reporting fees	30,783
Commitment and administrative agency fees	20,848
Legal fees	20,284
Trustees’ fees and expenses	18,550
Financial reporting fees	9,500
Listing expense	2,549
Custodian fees	1,477
12b-1 distribution and/or service fees:
Class A	816
Other	9,553
Total expenses	666,762
Fees waived by the investment advisor	(198,492)
Net expenses	468,270
NET INVESTMENT INCOME (LOSS)	2,551,750
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(251,311)
Futures contracts	(63,232)
Net realized gain (loss)	(314,543)
Net change in unrealized appreciation (depreciation) on:
Investments	91,599
Futures contracts	(23,297)
Net change in unrealized appreciation (depreciation)	68,302
NET REALIZED AND UNREALIZED GAIN (LOSS)	(246,241)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,305,509
See Notes to Financial Statements

First Trust Managed Municipal Fund
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ 2,551,750	$ 2,618,415
Net realized gain (loss)	(314,543)	(10,258)
Net change in unrealized appreciation (depreciation)	68,302	4,657,046
Net increase (decrease) in net assets resulting from operations	2,305,509	7,265,203
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(9,572)	—
Class I Shares	(2,515,161)	(2,645,882)
Total distributions to shareholders from investment operations	(2,524,733)	(2,645,882)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	(374)	—
Class I shares	(98,270)	—
Total distributions to shareholders from return of capital	(98,644)	—
CAPITAL TRANSACTIONS:
Proceeds from shares sold	14,982,108	21,186,381
Proceeds from shares reinvested	2,622,134	2,645,178
Cost of shares redeemed	(30,692,440)	(25,296,264)
Net increase (decrease) in net assets resulting from capital transactions	(13,088,198)	(1,464,705)
Total increase (decrease) in net assets	(13,406,066)	3,154,616
NET ASSETS:
Beginning of period	75,310,420	72,155,804
End of period	$61,904,354	$75,310,420
See Notes to Financial Statements

First Trust Managed Municipal Fund
Financial Highlights
For a Share outstanding throughout the period

Class A Shares	Period Ended 10/31/2025 (a)
Net asset value, beginning of period	$ 20.53
Income from investment operations:
Net investment income (loss) (b)	0.45
Net realized and unrealized gain (loss)	(0.13)
Total from investment operations	0.32
Distributions paid to shareholders from:
Net investment income	(0.38)
Return of capital	(0.02)
Total distributions	(0.40)
Net asset value, end of period	$20.45
Total return (c)	1.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 508
Ratio of total expenses to average net assets	6.57% (d) (e)
Ratio of net expenses to average net assets	0.91% (d) (e)
Ratio of net investment income (loss) to average net assets	3.35% (d)
Portfolio turnover rate	33%

(a)	Class A Shares were intially seeded and commenced investment operations on March 4, 2025.
(b)	Based on average shares outstanding.
(c)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $250,000 or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	Annualized.
(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 6.56% and 0.90%, respectively.
See Notes to Financial Statements

First Trust Managed Municipal Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,			Period Ended 10/31/2022 (a)
Class I Shares	2025	2024	2023
Net asset value, beginning of period	$ 20.45	$ 19.20	$ 19.33	$ 20.00
Income from investment operations:
Net investment income (loss) (b)	0.72	0.72	0.68	0.21
Net realized and unrealized gain (loss)	(0.03)	1.26	(0.13)	(0.78)
Total from investment operations	0.69	1.98	0.55	(0.57)
Distributions paid to shareholders from:
Net investment income	(0.71)	(0.73)	(0.68)	(0.10)
Return of capital	(0.03)	—	—	—
Total distributions	(0.74)	(0.73)	(0.68)	(0.10)
Net asset value, end of period	$20.40	$20.45	$19.20	$19.33
Total return (c)	3.50%	10.38%	2.76%	(2.84)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 61,396	$ 75,310	$ 72,156	$ 47,469
Ratio of total expenses to average net assets	0.91% (d)	0.85%	0.83%	1.41% (e)
Ratio of net expenses to average net assets	0.66% (d)	0.56%	0.50%	0.50% (e)
Ratio of net investment income (loss) to average net assets	3.59%	3.54%	3.40%	2.76% (e)
Portfolio turnover rate	33%	28%	57%	10%

(a)	Class I Shares were initially seeded and commenced investment operations on June 15, 2022.
(b)	Based on average shares outstanding.
(c)
Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.90% and 0.65%, respectively.
(e)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal Fund
October 31, 2025
1. Organization
First Trust Managed Municipal Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares: Class A and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s primary investment objective is to generate current income that is exempt from federal income taxes and its secondary objective is long term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal debt securities that pay interest that is exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by the pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $504,015 of when-issued or delayed delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $503 and an increase in accumulated net realized gain (loss) of $503. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
Distributions paid from:	2025	2024
Ordinary income	$8,889	$3,285
Capital gains	—	—
Tax-exempt income	2,515,844	2,642,597
Return of capital	98,644	—
As of October 31, 2025, the distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(854,912)
Net unrealized appreciation (depreciation)	1,710,069
Total accumulated earnings (losses)	855,157
Other	—
Paid-in capital	61,049,197
Total net assets	$61,904,354
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring net capital loss carryforwards for federal income tax purposes of $854,912.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$59,738,684	$1,875,452	$(165,383)	$1,710,069

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
F. Expenses
The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.50% of the Fund’s average net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025 the financial reporting fee was $9,250.
First Trust has agreed to waive fees and/or reimburse expenses to the extent necessary through March 1, 2027, to prevent the Fund’s Total Annual Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 0.65% of the average daily net assets of any class of Fund shares (the “Expense Cap”). Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived, or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2025 and the expenses borne by First Trust and subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2025	Total
$ 198,492	$ —	$ 143,526	$ 150,261	$ 198,492	$ 492,279
BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNY IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY IS and BNY are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Value	Shares	Value
Sales:
Class A	24,355	$500,000	—	$—
Class I	720,480	14,482,108	1,034,226	21,186,381
Total Sales	744,835	$14,982,108	1,034,226	$21,186,381
Dividend Reinvestment:
Class A	496	$9,946	—	$—
Class I	129,554	2,612,188	129,049	2,645,178
Total Dividend Reinvestment	130,050	$2,622,134	129,049	$2,645,178
Redemptions:
Class A	—	$—	—	$—
Class I	(1,522,191)	(30,692,440)	(1,239,697)	(25,296,264)
Total Redemptions	(1,522,191)	$(30,692,440)	(1,239,697)	$(25,296,264)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2025, were $22,910,870 and $35,134,075, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, Class A of the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(63,232)
Net change in unrealized appreciation (depreciation) on futures contracts	(23,297)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $816,150.

Notes to Financial Statements (Continued)
First Trust Managed Municipal Fund
October 31, 2025
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
9. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from June 15, 2022 (commencement of investment operations) through October 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 15, 2022 (commencement of investment operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Managed Municipal Fund
October 31, 2025 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Series Fund (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.
James A. Bowen* Votes For Votes Withheld	30,793,084 224,044
Thomas J. Driscoll** Votes For Votes Withheld	30,803,794 213,334
Richard E. Erickson* Votes For Votes Withheld	30,646,724 370,404
Thomas R. Kadlec* Votes For Votes Withheld	30,663,695 353,433
Denise M. Keefe*** Votes For Votes Withheld	30,691,353 325,775
Robert F. Keith* Votes For Votes Withheld	30,688,459 328,669
Niel B. Nielson* Votes For Votes Withheld	30,619,318 397,810
Bronwyn Wright*** Votes For Votes Withheld	19,532,390 11,484,738

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
The applicable aggregate remuneration paid by the Fund during the period covered by the report is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the First Trust Managed Municipal Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Managed Municipal Fund
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 22, 2025, and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable by the Fund under the Agreement for the services provided.  The Board considered that the Advisor agreed to extend the current expense caps for each share class through March 1, 2027.  The Board noted that fees waived or expenses borne by the Advisor pursuant to the expense cap are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was below the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class I shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund

Other Information (Continued)
First Trust Managed Municipal Fund
October 31, 2025 (Unaudited)
and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index.   Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2024.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board noted that in addition to the advisory fees paid by the Fund, the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2025, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2025:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.68%
Alternative Minimum Tax (AMT)	18.18%

First Trust Preferred Securities and Income Fund

Annual Financial Statements and Other Information
For the Year Ended
October 31, 2025

First Trust Preferred Securities and Income Fund
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Preferred Securities and Income Fund (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

First Trust Preferred Securities and Income Fund
Portfolio of Investments
October 31, 2025

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 21.3%
	Automobiles – 0.3%
10,140	Ford Motor Co.	6.20%	06/01/59	$226,933
20,501	Ford Motor Co.	6.00%	12/01/59	452,252
				679,185
	Banks – 0.7%
34,465	Bank of America Corp., Series KK	5.38%	(a)	789,249
276	Bank of America Corp., Series NN	4.38%	(a)	5,070
572	Bank of America Corp., Series SS	4.75%	(a)	11,560
188	JPMorgan Chase & Co., Series GG	4.75%	(a)	3,960
293	Truist Financial Corp., Series R	4.75%	(a)	5,854
4,816	Wells Fargo & Co., Series Z	4.75%	(a)	95,790
20,996	Wintrust Financial Corp., Series F (b)	7.88%	(a)	551,145
				1,462,628
	Capital Markets – 3.4%
10,457	Affiliated Managers Group, Inc.	5.88%	03/30/59	225,035
4,000	Affiliated Managers Group, Inc.	4.75%	09/30/60	70,080
22,386	Affiliated Managers Group, Inc.	4.20%	09/30/61	359,071
43,608	Affiliated Managers Group, Inc.	6.75%	03/30/64	1,064,907
49,105	Bank of New York Mellon (The) Corp., Series K (b)	6.15%	(a)	1,264,945
9,202	Brookfield Oaktree Holdings, LLC, Series A	6.63%	(a)	200,604
64,247	Carlyle Finance LLC	4.63%	05/15/61	1,137,172
8,499	DigitalBridge Group, Inc., Series H	7.13%	(a)	182,219
37,930	DigitalBridge Group, Inc., Series I	7.15%	(a)	811,702
22,033	DigitalBridge Group, Inc., Series J	7.13%	(a)	463,574
34,217	KKR Group Finance Co., IX LLC	4.63%	04/01/61	617,617
2	Morgan Stanley, Series I	6.38%	(a)	50
3,933	Morgan Stanley, Series K	5.85%	(a)	95,926
348	Morgan Stanley, Series P	6.50%	(a)	8,912
13,195	Morgan Stanley, Series Q	6.63%	(a)	345,181
2,214	State Street Corp., Series G	5.35%	(a)	50,701
17,244	TPG Operating Group II, L.P.	6.95%	03/15/64	443,516
				7,341,212
	Diversified REITs – 0.0%
28	Global Net Lease, Inc., Series A	7.25%	(a)	645
	Diversified Telecommunication Services – 0.4%
19,831	AT&T, Inc.	5.35%	11/01/66	451,750
20,163	AT&T, Inc., Series C	4.75%	(a)	394,187
				845,937
	Electric Utilities – 3.3%
113,580	NextEra Energy Capital Holdings, Inc., Series U	6.50%	06/01/85	2,906,512
41,031	SCE Trust VII, Series M	7.50%	(a)	958,894
15,778	SCE Trust VIII, Series N	6.95%	(a)	347,116
1,195	Southern (The) Co.	5.25%	12/01/77	27,055
9,286	Southern (The) Co., Series 2020	4.95%	01/30/80	192,685
105,011	Xcel Energy, Inc.	6.25%	10/15/85	2,625,275
				7,057,537
	Financial Services – 1.3%
35	Apollo Global Management, Inc. (b)	7.63%	09/15/53	917
78,910	Corebridge Financial, Inc.	6.38%	12/15/64	1,956,968
41,369	Equitable Holdings, Inc., Series A	5.25%	(a)	871,645
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Financial Services (Continued)
504	Jackson Financial, Inc. (b)	8.00%	(a)	$13,255
2,339	Voya Financial, Inc., Series B (b)	5.35%	(a)	57,048
				2,899,833
	Food Products – 0.0%
1,184	CHS, Inc., Series 2	7.10%	(a)	29,789
463	CHS, Inc., Series 3	6.75%	(a)	11,538
				41,327
	Independent Power & Renewable Electricity Producers – 0.4%
35,878	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	552,880
19,571	Brookfield Renewable Partners, L.P., Series 17	5.25%	(a)	353,452
				906,332
	Insurance – 6.5%
72,241	AEGON Funding Co., LLC	5.10%	12/15/49	1,453,489
71	Allstate (The) Corp., Series H	5.10%	(a)	1,547
32,929	American National Group, Inc.	7.38%	(a)	838,043
4,822	AmTrust Financial Services, Inc.	7.25%	06/15/55	77,634
5,383	AmTrust Financial Services, Inc.	7.50%	09/15/55	86,666
18,434	Arch Capital Group Ltd., Series G	4.55%	(a)	324,439
24,481	Aspen Insurance Holdings Ltd.	5.63%	(a)	518,997
70,607	Aspen Insurance Holdings Ltd.	5.63%	(a)	1,492,632
12,835	Assurant, Inc.	5.25%	01/15/61	258,625
57,354	Athene Holding Ltd. (b)	7.25%	03/30/64	1,448,189
28,004	Athene Holding Ltd., Series A (b)	6.35%	(a)	698,700
42,363	Athene Holding Ltd., Series E (b)	7.75%	(a)	1,087,458
14,000	Axis Capital Holdings Ltd., Series E	5.50%	(a)	294,840
22,998	CNO Financial Group, Inc.	5.13%	11/25/60	457,430
59,966	Enstar Group Ltd., Series D (b)	7.00%	(a)	1,439,184
38,825	F&G Annuities & Life, Inc.	7.95%	12/15/53	1,014,109
89,542	F&G Annuities & Life, Inc.	7.30%	01/15/65	2,158,858
169	MetLife, Inc., Series F	4.75%	(a)	3,502
10,700	Phoenix (The) Cos., Inc.	7.45%	01/15/32	197,950
520	Prudential Financial, Inc.	5.63%	08/15/58	12,693
847	Reinsurance Group of America, Inc. (b)	7.13%	10/15/52	21,683
877	Reinsurance Group of America, Inc. (b)	5.75%	06/15/56	21,855
2,571	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	42,987
1,185	W.R. Berkley Corp.	5.10%	12/30/59	24,233
				13,975,743
	Multi-Utilities – 2.0%
1,829	Algonquin Power & Utilities Corp., Series 19-A, 3 Mo. CME Term SOFR + CSA + 4.01% (c)	8.66%	07/01/79	46,841
28,651	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	484,202
28,172	Brookfield Infrastructure Partners, L.P., Series 13	5.13%	(a)	485,587
28,674	CMS Energy Corp.	5.88%	10/15/78	681,007
3,760	CMS Energy Corp.	5.88%	03/01/79	90,202
82,879	DTE Energy Co., Series H	6.25%	10/01/85	2,083,578
14,278	Sempra	5.75%	07/01/79	324,111
				4,195,528
	Real Estate Management & Development – 0.7%
52,084	Brookfield Property Partners, L.P., Series A	5.75%	(a)	714,592
49,646	Brookfield Property Partners, L.P., Series A2	6.38%	(a)	723,839
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Real Estate Management & Development (Continued)
6,137	Brookfield Property Preferred, L.P.	6.25%	07/26/81	$93,651
				1,532,082
	Specialized REITs – 0.1%
2,712	National Storage Affiliates Trust, Series A	6.00%	(a)	62,078
5,675	Public Storage, Series L	4.63%	(a)	109,073
				171,151
	Wireless Telecommunication Services – 2.2%
23,347	T-Mobile USA, Inc.	6.25%	09/01/69	582,975
107,110	T-Mobile USA, Inc.	5.50%	03/01/70	2,486,023
76,373	T-Mobile USA, Inc.	5.50%	06/01/70	1,761,161
				4,830,159
	Total $25 Par Preferred Securities			45,939,299
	(Cost $48,917,591)
$1,000 PAR PREFERRED SECURITIES – 2.2%
	Banks – 2.2%
3,881	Wells Fargo & Co., Series L	7.50%	(a)	4,801,767
	(Cost $5,133,780)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 75.3%
	Banks – 43.1%
$400,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (d)	7.75%	(a)	427,155
1,300,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (d)	9.38%	(a)	1,454,912
300,000	Banco de Credito e Inversiones S.A. (b) (d) (e)	8.75%	(a)	322,857
200,000	Banco de Credito e Inversiones S.A. (b) (d) (f)	8.75%	(a)	215,238
900,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.50%	(a)	923,999
1,000,000	Banco Mercantil del Norte S.A. (b) (d) (e)	7.63%	(a)	1,033,476
1,100,000	Banco Mercantil del Norte S.A. (b) (d) (e)	8.38%	(a)	1,179,884
400,000	Banco Mercantil del Norte S.A. (b) (d) (e)	8.75%	(a)	428,358
1,100,000	Banco Santander S.A. (b) (d)	8.00%	(a)	1,222,223
800,000	Banco Santander S.A. (b) (d)	9.63%	(a)	894,566
1,800,000	Banco Santander S.A. (b) (d)	9.63%	(a)	2,196,364
5,570,000	Bank of America Corp. (b)	6.63%	(a)	5,806,196
2,200,000	Bank of Montreal (b)	7.70%	05/26/84	2,334,772
1,100,000	Bank of Montreal (b)	7.30%	11/26/84	1,171,783
510,000	Bank of Montreal, Series 6 (b)	6.88%	11/26/85	526,364
1,500,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	1,590,924
1,500,000	Bank of Nova Scotia (The) (b)	8.00%	01/27/84	1,602,027
1,200,000	Bank of Nova Scotia (The) (b)	7.35%	04/27/85	1,255,429
800,000	Bank of Nova Scotia (The) (b)	6.88%	10/27/85	807,876
550,000	Barclays PLC (b) (d)	4.38%	(a)	525,779
200,000	Barclays PLC (b) (d)	7.63%	(a)	211,683
4,000,000	Barclays PLC (b) (d)	8.00%	(a)	4,271,288
1,100,000	Barclays PLC (b) (d)	9.63%	(a)	1,249,724
650,000	BBVA Mexico S.A. (b) (d) (e)	5.88%	09/13/34	650,419
500,000	BBVA Mexico S.A. (b) (d) (e)	7.63%	02/11/35	530,770
1,300,000	BBVA Mexico S.A. (b) (d) (e)	8.45%	06/29/38	1,439,224
2,150,000	BNP Paribas S.A. (b) (d) (e)	4.63%	(a)	1,944,267
400,000	BNP Paribas S.A. (b) (d) (e)	7.38%	(a)	413,987
1,340,000	BNP Paribas S.A. (b) (d) (e)	7.75%	(a)	1,414,066
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$1,140,000	BNP Paribas S.A. (b) (d) (e)	8.00%	(a)	$1,219,235
2,650,000	BNP Paribas S.A. (b) (d) (e)	8.50%	(a)	2,808,618
300,000	Canadian Imperial Bank of Commerce (b)	6.95%	01/28/85	306,842
1,700,000	Canadian Imperial Bank of Commerce (b)	7.00%	10/28/85	1,754,085
700,000	Citigroup, Inc., Series BB (b)	7.20%	(a)	725,886
903,000	Citigroup, Inc., Series DD (b)	7.00%	(a)	965,754
900,000	Citigroup, Inc., Series FF (b)	6.95%	(a)	927,010
1,300,000	Citigroup, Inc., Series GG (b)	6.88%	(a)	1,340,877
500,000	CoBank ACB (b)	7.25%	(a)	513,688
29,000	CoBank ACB, Series I (b)	6.25%	(a)	29,087
865,000	CoBank ACB, Series K (b)	6.45%	(a)	871,437
1,400,000	Commerzbank AG (b) (d) (f)	7.50%	(a)	1,470,945
1,577,000	Credit Agricole S.A. (b) (d) (e)	6.70%	(a)	1,597,739
3,123,000	Credit Agricole S.A. (b) (d) (e)	7.13%	(a)	3,221,221
300,000	Farm Credit Bank of Texas (b)	7.75%	(a)	314,877
600,000	Farm Credit Bank of Texas, Series 3 (b) (e)	6.20%	(a)	602,346
260,000	Farm Credit Bank of Texas, Series 6 (b)	7.00%	(a)	271,161
760,000	HSBC Holdings PLC (b) (d)	6.88%	(a)	786,987
1,800,000	HSBC Holdings PLC (b) (d)	6.95%	(a)	1,900,352
1,100,000	HSBC Holdings PLC (b) (d)	7.05%	(a)	1,145,506
2,000,000	HSBC Holdings PLC (b) (d)	8.00%	(a)	2,122,744
1,499,000	Huntington Bancshares, Inc., Series K (b)	6.25%	(a)	1,486,951
1,600,000	ING Groep N.V. (b) (d)	7.00%	(a)	1,660,610
1,000,000	ING Groep N.V. (b) (d) (f)	7.25%	(a)	1,061,880
1,457,000	ING Groep N.V. (b) (d) (f)	8.00%	(a)	1,579,473
3,350,000	JPMorgan Chase & Co., Series NN (b)	6.88%	(a)	3,534,216
300,000	Lloyds Banking Group PLC (b) (d) (g)	6.63%	(a)	298,442
2,490,000	Lloyds Banking Group PLC (b) (d)	8.00%	(a)	2,700,075
1,400,000	Mitsubishi UFJ Financial Group, Inc. (b) (d)	6.35%	(a)	1,436,751
258,000	NatWest Group PLC (b) (d)	8.13%	(a)	290,796
640,000	Nordea Bank Abp (b) (d) (e)	6.75%	(a)	661,295
532,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	536,972
1,650,000	PNC Financial Services Group (The), Inc., Series W (b)	6.25%	(a)	1,695,330
1,830,000	Royal Bank of Canada (b)	6.35%	11/24/84	1,809,190
1,200,000	Royal Bank of Canada (b)	6.75%	08/24/85	1,248,659
1,220,000	Royal Bank of Canada (b)	6.50%	11/24/85	1,218,674
1,500,000	Societe Generale S.A. (b) (d) (e)	9.38%	(a)	1,611,632
1,200,000	Societe Generale S.A. (b) (d) (e)	10.00%	(a)	1,332,385
720,000	Sumitomo Mitsui Financial Group, Inc. (b) (d)	6.60%	(a)	750,272
600,000	Swedbank AB (b) (d) (f)	7.75%	(a)	645,191
2,180,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	2,305,313
900,000	Toronto-Dominion Bank (The) (b)	6.35%	10/31/85	911,183
1,214,000	Wells Fargo & Co. (b)	6.85%	(a)	1,276,737
				92,994,034
	Capital Markets – 6.9%
1,500,000	Ares Finance Co. III LLC (b) (e)	4.13%	06/30/51	1,475,704
1,308,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	1,228,052
4,100,000	Credit Suisse Group AG, Claim (h) (i) (j) (k)			1,406,300
1,600,000	Credit Suisse Group AG, Claim (h) (i) (j) (k)			548,800
2,425,000	Credit Suisse Group AG, Claim (h) (i) (j) (k)			831,775
1,500,000	Credit Suisse Group AG, Claim (h) (i) (j) (k)			514,500
600,000	Deutsche Bank AG (b) (d) (f)	8.13%	(a)	640,194
550,000	Goldman Sachs Group (The), Inc. (b)	6.85%	(a)	573,062
494,000	Goldman Sachs Group (The), Inc., Series W (b)	7.50%	(a)	525,363
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$2,611,000	Goldman Sachs Group (The), Inc., Series X (b)	7.50%	(a)	$2,770,916
1,200,000	Goldman Sachs Group (The), Inc., Series Y (b)	6.13%	(a)	1,224,581
1,100,000	Nomura Holdings, Inc. (b) (d)	7.00%	(a)	1,139,849
513,000	State Street Corp., Series I (b)	6.70%	(a)	535,295
1,300,000	State Street Corp., Series J (b)	6.70%	(a)	1,366,357
				14,780,748
	Diversified Telecommunication Services – 1.7%
2,283,000	Bell Canada (b)	7.00%	09/15/55	2,401,390
438,000	TELUS Corp. (b)	6.63%	10/15/55	452,005
806,000	TELUS Corp. (b)	7.00%	10/15/55	860,389
				3,713,784
	Electric Utilities – 4.1%
1,980,000	American Electric Power Co., Inc. (b)	6.95%	12/15/54	2,170,846
440,000	American Electric Power Co., Inc., Series D (b)	6.05%	03/15/56	445,951
975,000	Duke Energy Corp. (b)	6.45%	09/01/54	1,031,681
950,000	EUSHI Finance, Inc. (b)	7.63%	12/15/54	1,000,254
1,000,000	EUSHI Finance, Inc. (b)	6.25%	04/01/56	996,467
1,335,000	NextEra Energy Capital Holdings, Inc. (b)	6.75%	06/15/54	1,445,032
590,000	NextEra Energy Capital Holdings, Inc. (b)	6.50%	08/15/55	631,526
1,100,000	Southern (The) Co., Series 2025 (b)	6.38%	03/15/55	1,176,618
				8,898,375
	Financial Services – 2.1%
2,500,000	American AgCredit Corp. (b) (e)	5.25%	(a)	2,453,125
1,500,000	Capital Farm Credit ACA, Series 1 (b) (e)	5.00%	(a)	1,481,250
600,000	Compeer Financial ACA (b) (e)	4.88%	(a)	585,348
				4,519,723
	Food Products – 3.2%
300,000	Dairy Farmers of America, Inc. (l)	7.13%	(a)	298,708
1,305,000	Land O’Lakes Capital Trust I (l)	7.45%	03/15/28	1,354,270
1,400,000	Land O’Lakes, Inc. (e)	7.00%	(a)	1,218,638
1,200,000	Land O’Lakes, Inc. (e)	7.25%	(a)	1,092,000
3,000,000	Land O’Lakes, Inc. (e)	8.00%	(a)	2,970,000
				6,933,616
	Gas Utilities – 0.4%
880,000	AltaGas Ltd. (b) (e)	7.20%	10/15/54	902,898
	Independent Power & Renewable Electricity Producers – 0.7%
1,404,000	AES (The) Corp. (b)	6.95%	07/15/55	1,361,864
	Insurance – 7.2%
800,000	Allianz SE (b) (d) (e)	6.55%	(a)	831,023
640,000	American National Group, Inc. (b)	7.00%	12/01/55	656,220
1,172,000	Assurant, Inc. (b)	7.00%	03/27/48	1,205,135
850,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	791,554
2,000,000	CNP Assurances S.A. (b) (d) (f)	4.88%	(a)	1,878,086
1,000,000	Fortegra Financial Corp. (b) (l)	8.50%	10/15/57	990,940
2,364,000	Global Atlantic Fin Co. (b) (e)	4.70%	10/15/51	2,302,752
1,121,000	Global Atlantic Fin Co. (b) (e)	7.95%	10/15/54	1,173,691
2,870,000	Hartford Insurance Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (c) (e)	6.60%	02/12/47	2,705,378
1,174,000	Kuvare US Holdings, Inc. (b) (e)	7.00%	02/17/51	1,174,606
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$1,200,000	Meiji Yasuda Life Insurance Co. (b) (e)	6.10%	06/11/55	$1,258,732
561,000	Nippon Life Insurance Co. (b) (e)	6.50%	04/30/55	608,420
				15,576,537
	Multi-Utilities – 2.6%
75,000	CenterPoint Energy, Inc., Series B (b)	6.85%	02/15/55	80,402
1,848,000	Dominion Energy, Inc. (b)	6.63%	05/15/55	1,928,292
652,000	Dominion Energy, Inc. (b)	6.20%	02/15/56	659,715
140,000	Dominion Energy, Inc., Series A (b)	6.88%	02/01/55	147,222
543,000	Dominion Energy, Inc., Series B (b)	7.00%	06/01/54	593,588
900,000	NiSource, Inc. (b)	6.38%	03/31/55	929,125
1,290,000	Sempra (b)	6.40%	10/01/54	1,325,841
				5,664,185
	Oil, Gas & Consumable Fuels – 2.2%
1,040,000	Enbridge, Inc. (b)	7.63%	01/15/83	1,129,430
1,942,000	Enbridge, Inc. (b)	8.50%	01/15/84	2,234,457
274,000	Energy Transfer, L.P., Series G (b)	7.13%	(a)	282,279
374,000	Transcanada Trust (b)	5.60%	03/07/82	370,175
851,000	Venture Global LNG, Inc. (b) (e)	9.00%	(a)	796,217
				4,812,558
	Trading Companies & Distributors – 0.6%
1,387,000	Air Lease Corp., Series D (b)	6.00%	(a)	1,348,702
	Wireless Telecommunication Services – 0.5%
1,014,000	Rogers Communications, Inc. (b)	7.13%	04/15/55	1,085,777
	Total Capital Preferred Securities			162,592,801
	(Cost $161,754,122)

Total Investments – 98.8%	213,333,867
(Cost $215,805,493)
Net Other Assets and Liabilities – 1.2%	2,551,599
Net Assets – 100.0%	$215,885,466

(a)	Perpetual maturity.
(b)	Fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a variable rate.
(c)	Floating or variable rate security.
(d)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2025, securities noted as such amounted to $57,741,540 or 26.7% of net assets. Of these securities, 11.6% originated in emerging markets, and 88.4% originated in foreign markets.

(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $47,157,114 or
21.8% of net assets.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(g)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025
(h)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $3,301,375 or 1.5% of net assets.

(i)	Claim pending with the administrative court of Switzerland.
(j)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(l)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

Country Allocation †	% of Net Assets
United States	53.1%
Canada	13.6
France	8.1
United Kingdom	7.2
Bermuda	3.0
Spain	2.9
Mexico	2.9
Japan	2.4
Netherlands	2.0
Switzerland	1.5
Germany	1.3
Finland	0.3
Sweden	0.3
Chile	0.2
Total Investments	98.8
Net Other Assets and Liabilities	1.2
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$13,975,743	$12,174,309	$1,801,434	$—
Other Industry Categories*	31,963,556	31,963,556	—	—
$1,000 Par Preferred Securities*	4,801,767	4,801,767	—	—
Capital Preferred Securities:
Capital Markets	14,780,748	—	11,479,373	3,301,375
Other Industry Categories*	147,812,053	—	147,812,053	—
Total Investments	$213,333,867	$48,939,632	$161,092,860	$3,301,375

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs. As of October 31, 2025, Level 3 investments were valued using unadjusted pricing quotes obtained from dealers.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2024
Capital Preferred Securities	$—
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation
Purchases	—
Sales	—
Transfers In	—
Capital Preferred Securities	3,301,375
Transfers Out	—
Ending Balance at October 31, 2025
Capital Preferred Securities	3,301,375
Total Level 3 holdings	$3,301,375
There was a net change of $2,242,625 in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2025.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 213,333,867
Cash	1,331,533
Foreign currency	211
Receivables:
Interest	2,117,865
Investment securities sold	483,661
Fund shares sold	235,200
Dividends	31,616
Prepaid expenses	65,086
Total Assets	217,599,039
LIABILITIES:
Payables:
Investment securities purchased	777,390
Fund shares redeemed	541,453
Investment advisory fees	145,076
Distributions	101,341
Audit and tax fees	37,289
Transfer agent fees	37,186
12b-1 distribution and service fees	26,044
Custodian fees	16,799
Shareholder reporting fees	12,203
Administrative fees	7,381
Legal fees	4,629
Registration fees	2,059
Commitment and administrative agency fees	1,771
Trustees’ fees and expenses	1,688
Financial reporting fees	833
Other liabilities	431
Total Liabilities	1,713,573
NET ASSETS	$215,885,466
NET ASSETS consist of:
Paid-in capital	$ 244,311,037
Par value	104,966
Accumulated distributable earnings (loss)	(28,530,537)
NET ASSETS	$215,885,466
Investments, at cost	$215,805,493
Foreign currency, at cost (proceeds)	$205
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $39,824,081 and 1,953,586 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.39
Maximum sales charge (4.50% of offering price)	0.96
Maximum offering price to public	$21.35
Class C Shares:
Net asset value and redemption price per share (Based on net assets of $19,356,031 and 941,254 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.56
Class F Shares:
Net asset value and redemption price per share (Based on net assets of $4,525,036 and 218,743 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.69
Class I Shares:
Net asset value and redemption price per share (Based on net assets of $151,413,091 and 7,345,203 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.61
Class R3 Shares:
Net asset value and redemption price per share (Based on net assets of $767,227 and 37,827 shares of beneficial interest issued and outstanding, unlimited number of shares authorized)	$20.28
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$ 11,356,789
Dividends	2,989,929
Foreign withholding tax	(20,935)
Total investment income	14,325,783
EXPENSES:
Investment advisory fees	1,712,567
12b-1 distribution and/or service fees:
Class A	97,162
Class C	217,813
Class F	12,907
Class R3	3,558
Transfer agent fees	228,357
Registration fees	105,261
Administrative fees	86,331
Shareholder reporting fees	50,969
Legal fees	49,095
Audit and tax fees	44,485
Commitment and administrative agency fees	32,653
Custodian fees	32,618
Trustees’ fees and expenses	18,680
Financial reporting fees	9,500
Listing expense	4,248
Other	21,992
Total expenses	2,728,196
Fees waived and expenses reimbursed by the investment advisor	(41,416)
Net expenses	2,686,780
NET INVESTMENT INCOME (LOSS)	11,639,003
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,222,952
Foreign currency transactions	(2)
Net realized gain (loss)	2,222,950
Net change in unrealized appreciation (depreciation) on:
Investments	3,338,195
Foreign currency translation	4
Net change in unrealized appreciation (depreciation)	3,338,199
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,561,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 17,200,152
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ 11,639,003	$ 12,004,048
Net realized gain (loss)	2,222,950	(2,099,602)
Net change in unrealized appreciation (depreciation)	3,338,199	30,527,189
Net increase (decrease) in net assets resulting from operations	17,200,152	40,431,635
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class A Shares	(2,089,476)	(2,311,944)
Class C Shares	(997,948)	(1,092,019)
Class F Shares	(464,560)	(454,146)
Class I Shares	(8,020,726)	(7,729,901)
Class R3 Shares	(36,679)	(33,988)
Total distributions to shareholders from investment operations	(11,609,389)	(11,621,998)
DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A shares	—	(155,561)
Class C shares	—	(73,477)
Class F shares	—	(30,558)
Class I shares	—	(520,113)
Class R3 shares	—	(2,287)
Total distributions to shareholders from return of capital	—	(781,996)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	50,872,651	94,636,801
Proceeds from shares reinvested	10,387,770	11,226,657
Cost of shares redeemed	(84,986,149)	(97,466,024)
Net increase (decrease) in net assets resulting from capital transactions	(23,725,728)	8,397,434
Total increase (decrease) in net assets	(18,134,965)	36,425,075
NET ASSETS:
Beginning of period	234,020,431	197,595,356
End of period	$215,885,466	$234,020,431
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights
For a Share outstanding throughout each period

	Year Ended October 31,
Class A Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 19.82	$ 17.39	$ 18.47	$ 22.58	$ 21.31
Income from investment operations:
Net investment income (loss) (a)	1.04	1.01	1.01	0.95	0.95
Net realized and unrealized gain (loss)	0.59	2.48	(1.08)	(4.12)	1.34
Total from investment operations	1.63	3.49	(0.07)	(3.17)	2.29
Distributions paid to shareholders from:
Net investment income	(1.06)	(0.99)	(1.01)	(0.94)	(0.92)
Return of capital	—	(0.07)	—	(0.00) (b)	(0.10)
Total distributions	(1.06)	(1.06)	(1.01)	(0.94)	(1.02)
Net asset value, end of period	$20.39	$19.82	$17.39	$18.47	$22.58
Total return (c)	8.54%	20.44%	(0.51)%	(14.36)%	10.89%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 39,824	$ 42,342	$ 44,662	$ 44,713	$ 56,365
Ratio of total expenses to average net assets	1.43% (d)	1.42% (d)	1.38% (d)	1.30%	1.33%
Ratio of net expenses to average net assets	1.41% (d)	1.41% (d)	1.38% (d)	1.30%	1.33%
Ratio of net investment income (loss) to average net assets	5.28%	5.28%	5.55%	4.61%	4.22%
Portfolio turnover rate	48%	43%	38%	30%	38%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	For the years ended October 31, 2025, 2024, and 2023, ratios reflect extraordinary expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class C Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 19.99	$ 17.53	$ 18.60	$ 22.72	$ 21.43
Income from investment operations:
Net investment income (loss) (a)	0.90	0.87	0.90	0.81	0.79
Net realized and unrealized gain (loss)	0.58	2.51	(1.10)	(4.15)	1.35
Total from investment operations	1.48	3.38	(0.20)	(3.34)	2.14
Distributions paid to shareholders from:
Net investment income	(0.91)	(0.86)	(0.87)	(0.78)	(0.77)
Return of capital	—	(0.06)	—	(0.00) (b)	(0.08)
Total distributions	(0.91)	(0.92)	(0.87)	(0.78)	(0.85)
Net asset value, end of period	$20.56	$19.99	$17.53	$18.60	$22.72
Total return (c)	7.66%	19.57%	(1.20)%	(14.97)%	10.11%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,356	$ 23,928	$ 25,016	$ 36,112	$ 51,756
Ratio of total expenses to average net assets	2.16% (d)	2.16% (d)	2.11% (d)	2.02%	2.04%
Ratio of net expenses to average net assets	2.16% (d)	2.16% (d)	2.11% (d)	2.02%	2.04%
Ratio of net investment income (loss) to average net assets	4.53%	4.53%	4.84%	3.89%	3.51%
Portfolio turnover rate	48%	43%	38%	30%	38%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)
Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	For the years ended October 31, 2025, 2024, and 2023, ratios reflect extraordinary expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class F Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 20.11	$ 17.62	$ 18.71	$ 22.87	$ 21.59
Income from investment operations:
Net investment income (loss) (a)	1.09	1.03	0.97	0.96	0.97
Net realized and unrealized gain (loss)	0.57	2.54	(1.03)	(4.16)	1.36
Total from investment operations:	1.66	3.57	(0.06)	(3.20)	2.33
Distributions paid to shareholders from:
Net investment income	(1.08)	(1.01)	(1.03)	(0.96)	(0.95)
Return of capital	—	(0.07)	—	(0.00) (b)	(0.10)
Total distributions	(1.08)	(1.08)	(1.03)	(0.96)	(1.05)
Net asset value, end of period	$20.69	$20.11	$17.62	$18.71	$22.87
Total return (c)	8.57%	20.63%	(0.41)%	(14.36)%	10.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 4,525	$ 20,848	$ 783	$ 688	$ 969
Ratio of total expenses to average net assets	1.44% (d)	1.41% (d)	2.35% (d)	3.73%	3.17%
Ratio of net expenses to average net assets	1.31% (d)	1.31% (d)	1.31% (d)	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	5.39%	5.28%	5.27%	4.61%	4.25%
Portfolio turnover rate	48%	43%	38%	30%	38%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)
Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	For the years ended October 31, 2025, 2024, and 2023, ratios reflect extraordinary expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class I Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 20.02	$ 17.53	$ 18.60	$ 22.72	$ 21.43
Income from investment operations:
Net investment income (loss) (a)	1.12	1.08	1.08	1.02	1.02
Net realized and unrealized gain (loss)	0.58	2.52	(1.09)	(4.15)	1.35
Total from investment operations	1.70	3.60	(0.01)	(3.13)	2.37
Distributions paid to shareholders from:
Net investment income	(1.11)	(1.04)	(1.06)	(0.98)	(0.97)
Return of capital	—	(0.07)	—	(0.01)	(0.11)
Total distributions	(1.11)	(1.11)	(1.06)	(0.99)	(1.08)
Net asset value, end of period	$20.61	$20.02	$17.53	$18.60	$22.72
Total return (b)	8.82%	20.92%	(0.20)%	(14.09)%	11.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 151,413	$ 146,181	$ 126,528	$ 150,234	$ 216,022
Ratio of total expenses to average net assets	1.07% (c)	1.06% (c)	1.09% (c)	1.00%	1.03%
Ratio of net expenses to average net assets	1.07% (c)	1.06% (c)	1.09% (c)	1.00%	1.03%
Ratio of net investment income (loss) to average net assets	5.62%	5.62%	5.85%	4.90%	4.51%
Portfolio turnover rate	48%	43%	38%	30%	38%

(a)	Based on average shares outstanding.
(b)
Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(c)	For the years ended October 31, 2025, 2024, and 2023, ratios reflect extraordinary expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

First Trust Preferred Securities and Income Fund
Financial Highlights (Continued)
For a Share outstanding throughout each period

	Year Ended October 31,
Class R3 Shares	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 19.73	$ 17.31	$ 18.40	$ 22.51	$ 21.26
Income from investment operations:
Net investment income (loss) (a)	0.99	0.96	0.96	0.88	0.87
Net realized and unrealized gain (loss)	0.57	2.48	(1.09)	(4.10)	1.35
Total from investment operations:	1.56	3.44	(0.13)	(3.22)	2.22
Distributions paid to shareholders from:
Net investment income	(1.01)	(0.96)	(0.96)	(0.89)	(0.88)
Return of capital	—	(0.06)	—	(0.00) (b)	(0.09)
Total distributions	(1.01)	(1.02)	(0.96)	(0.89)	(0.97)
Net asset value, end of period	$20.28	$19.73	$17.31	$18.40	$22.51
Total return (c)	8.20%	20.19%	(0.76)%	(14.67)%	10.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 767	$ 721	$ 605	$ 690	$ 738
Ratio of total expenses to average net assets	5.11% (d)	5.15% (d)	4.47% (d)	4.53%	4.45%
Ratio of net expenses to average net assets	1.66% (d)	1.66% (d)	1.66% (d)	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	5.02%	5.02%	5.27%	4.29%	3.90%
Portfolio turnover rate	48%	43%	38%	30%	38%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)
Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50%, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods of less than one year.

(d)	For the years ended October 31, 2025, 2024, and 2023, ratios reflect extraordinary expenses of 0.01%, which are not included in the expense cap.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income Fund
October 31, 2025
1. Organization
First Trust Preferred Securities and Income Fund (the “Fund”) is a series of the First Trust Series Fund (the “Trust”), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.
The Fund’s investment objective seeks to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, exchange-traded funds, and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Capital preferred securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.
The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $298,442 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025

Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
Dairy Farmers of America, Inc., 7.13%	10/04/16	300,000	$99.57	$310,125	$298,708	0.14%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17	1,000,000	99.09	1,000,000	990,940	0.46
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	07/23/14-03/20/15	1,305,000	103.78	1,322,492	1,354,270	0.62
				$2,632,617	$2,643,918	1.22%
D. Dividends and Distributions to Shareholders
The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $195,020, an increase in accumulated net realized gain (loss) of $194,982, and an increase to paid-in capital of $38. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$11,609,389	$11,621,998
Capital gains	—	—
Return of capital	—	781,996
As of October 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$1,815,545
Undistributed capital gains	—
Total undistributed earnings	1,815,545
Accumulated capital and other losses	(27,030,945)
Net unrealized appreciation (depreciation)	(1,851,765)
Total accumulated earnings (losses)	(27,067,165)
Other	(1,463,372)
Paid-in capital	244,416,003
Total net assets	$215,885,466
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $27,030,945.
At the taxable year ended October 31, 2025, the Fund utilized $2,410,710 of its capital loss carryforward.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$215,185,638	$9,458,837	$(11,310,608)	$(1,851,771)
F. Expenses
The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
First Trust and Stonebridge have agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual fund operating expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of shares of the Fund (the “Expense Cap”) through February 28, 2027 and then from exceeding 1.50% from March 1, 2027 through February 28, 2036 (the “Expense Cap Termination Date”). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on the Fund’s class level, if applicable, by First Trust and Stonebridge for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place; (ii) the Expense Cap in place at the time the fees were waived; or (iii) the current Expense Cap. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the Trust. These amounts would be included in “Expenses previously waived or reimbursed” on the Statement of Operations. The advisory fee waiver and expense reimbursement for the fiscal year ended October 31, 2025 and the expenses borne by First Trust and Stonebridge subject to recovery were as follows:
Expenses Subject to Recovery
Advisory Fee Waiver	Expense Reimbursement	Year Ended October 31, 2023	Year Ended October 31, 2024	Year Ended October 31, 2025	Total
$ 41,416	$ —	$ 36,989	$ 40,013	$ 41,416	$ 118,418
BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNY IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY IS and BNY are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions were as follows:
	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Value	Shares	Value
Sales:
Class A	372,314	$7,408,871	404,263	$7,698,609
Class C	78,823	1,560,312	92,902	1,792,847
Class F	117,384	2,360,736	1,022,619	20,020,751
Class I	1,971,056	39,456,040	3,422,833	65,062,224
Class R3	4,383	86,692	3,274	62,370
Total Sales	2,543,960	$50,872,651	4,945,891	$94,636,801

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class A	79,862	$1,577,962	102,442	$1,964,290
Class C	45,237	900,849	53,222	1,029,265
Class F	22,630	452,768	23,893	472,684
Class I	372,329	7,434,188	399,466	7,738,915
Class R3	1,119	22,003	1,124	21,503
Total Dividend Reinvestment	521,177	$10,387,770	580,147	$11,226,657
Redemptions:
Class A	(634,451)	$(12,573,405)	(938,770)	$(17,845,337)
Class C	(379,863)	(7,579,186)	(376,136)	(7,170,487)
Class F	(957,792)	(18,943,062)	(54,455)	(1,061,081)
Class I	(2,301,268)	(45,807,431)	(3,735,277)	(71,335,395)
Class R3	(4,238)	(83,065)	(2,804)	(53,724)
Total Redemptions	(4,277,612)	$(84,986,149)	(5,107,442)	$(97,466,024)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2025, were $103,035,778 and $125,996,707, respectively.
6. Distribution and Service Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.
7. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Series Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Preferred Securities and Income Fund (the “Fund”), one of the funds constituting the First Trust Series Fund, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Preferred Securities and Income Fund
October 31, 2025 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Series Fund (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.
James A. Bowen* Votes For Votes Withheld	30,793,084 224,044
Thomas J. Driscoll** Votes For Votes Withheld	30,803,794 213,334
Richard E. Erickson* Votes For Votes Withheld	30,646,724 370,404
Thomas R. Kadlec* Votes For Votes Withheld	30,663,695 353,433
Denise M. Keefe*** Votes For Votes Withheld	30,691,353 325,775
Robert F. Keith* Votes For Votes Withheld	30,688,459 328,669
Niel B. Nielson* Votes For Votes Withheld	30,619,318 397,810
Bronwyn Wright*** Votes For Votes Withheld	19,532,390 11,484,738

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
The applicable aggregate remuneration paid by the Fund during the period covered by the report is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Series Fund (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the “Fund”), and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board considered that the Advisor and the Sub-Advisor agreed to extend the current expense caps for each share class through March 1, 2027 and agreed to keep the long-term expense cap in place from March 1, 2027 through February 28, 2036.  The Board noted that fees waived or expenses borne by the Advisor and the Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.  The Board

Other Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025 (Unaudited)
received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund was above the median contractual advisory fee of the peer funds in the Expense Group.  The Board also noted that the Fund’s total (net) expense ratio (Class A shares) was above the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  Based on the information provided, the Board noted that the Fund (Class A shares) outperformed the Performance Universe median for the one-, five- and ten-year periods ended December 31, 2024, underperformed the Performance Universe median for the three-year period ended December 31, 2024, outperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2024 and underperformed the blended benchmark index for the ten-year period ended December 31, 2024.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees for the Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that the advisory fee rate for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP.  The Board considered the ownership interest of FTCP in the Sub-Advisor and potential indirect benefits to the Advisor from such ownership interest.  The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b-1 distribution and service fees and that the Advisor receives compensation from the Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor bears a combination of fixed and variable costs related to managing the Fund and that the Sub-Advisor would add resources as needed if it experiences significant asset growth in the future.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that it never accepts soft dollar arrangements and that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which has led to access to each of those firms’ research reports, various analysts and investment bankers on new issues.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Other Information (Continued)
First Trust Preferred Securities and Income Fund
October 31, 2025 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Federal Tax Information
The Fund hereby designates as qualified dividend income 55.06% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended October 31, 2025. In addition, 22.92% of the ordinary income distributions (including short-term capital gain, if applicable) made by the Fund during the fiscal year ended October 31, 2025, qualify for corporate dividends received deduction available to corporate shareholders.
A portion of the ordinary dividends (including short-term capital gains) paid to shareholders during the taxable year ended October 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Series Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9, 2026

* Print the name and title of each signing officer under his or her signature.